STATEMENT OF ADDITIONAL INFORMATION
                          RELATING TO REORGANIZATION OF

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                                       AND
                       PROSPECT STREET INCOME SHARES INC.
         (each an "Acquired Fund" and collectively the "Acquired Funds")

                                      INTO

                         HIGHLAND CREDIT STRATEGIES FUND
    (the "Acquiring Fund," and together with the Acquired Funds, the "Funds")

                            DATED April 23, 2008



This   Statement  of  Additional   Information   ("SAI")  is  available  to  the
shareholders of Prospect Street High Income Portfolio Inc. ("High Income Portfolio") and Prospect Street Income Shares Inc. ("Income Shares") in
connection with proposed reorganizations (each a "Reorganization" and collectively the "Reorganizations") whereby each Acquired Fund will reorganize into the Acquiring Fund and shareholders of each Acquired Fund will receive common shares of the Acquiring Fund equal to the net asset value of their holdings in that Acquired Fund. Each Acquired Fund will then (1) de-register with the Securities and Exchange Commission (the "SEC"), (2) de-list from the NYSE and (3) dissolve under Maryland corporate law. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement and Prospectus dated April 23, 2008, relating to the Reorganizations (the "Proxy Statement/Prospectus").

THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT/PROSPECTUS. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to Highland Funds, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. You may also obtain a copy of the Proxy Statement/Prospectus on the SEC's web site at (http://www.sec.gov).

Credit Strategies Fund's annual report to shareholders dated December 31, 2007, High Income Portfolio's annual report to shareholders dated October 31, 2007, and Income Shares' annual report to shareholders dated December 31, 2007 are incorporated by reference into (and therefore legally part of) this Statement of Additional Information.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
                                                                           ----
Investment Restrictions........................................................1
Additional Investment Information..............................................7
Management of the Funds.......................................................18
Portfolio Transactions and Brokerage..........................................27
Tax Matters...................................................................28
Additional Information........................................................32
Pro Forma Financial Statements................................................32
Appendix A Ratings of Investments............................................A-1
Appendix B Proxy Voting Procedures...........................................B-1

                             INVESTMENT RESTRICTIONS

CREDIT STRATEGIES FUND
----------------------

     Except as described below, the Acquiring Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

     (1) invest 25% or more of the value of its total assets in any single industry or group of industries;

     (2) issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies;

     (3) make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33?% of the Acquiring Fund's total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33? of the Acquiring Fund's total assets;

     (4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Acquiring Fund may be deemed to be an underwriter;

     (5) purchase or sell real estate, except that the Acquiring Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Acquiring Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Acquiring Fund's ownership of such other assets; or

     (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Acquiring Fund becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

     As currently relevant to the Acquiring Fund, the 1940 Act requires an asset coverage of 200% for a closed-end fund issuing preferred stock and for borrowings exceeding 5% of the Acquiring Fund's assets (excluding temporary borrowings).

     The Acquiring Fund will not engage in any activities described under investment restriction number 2 pursuant to which the lenders would be able to foreclose on more than 33 1/3% of the Acquiring Fund's total assets.

     The Acquiring Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Acquiring Fund's Board of Trustees ("Acquiring Fund Board") and without shareholder approval. The Acquiring Fund may not:

     (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Acquiring Fund's total assets and the Acquiring Fund's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Acquiring Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security; and

     (2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. Under the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in shares of any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Acquiring Fund will bear its ratable share of that investment company's expenses and will remain subject to payment of advisory fees and other expenses with respect to assets invested therein. Holders of common shares will therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition, to comply with the federal tax requirements for qualification as a regulated investment company, the Acquiring Fund's investments must meet certain diversification requirements. See "Tax Matters."

     For purposes of this SAI, a "majority of the outstanding" shares means (a) 67% or more of a Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (b) more than 50% of its outstanding voting securities, whichever is less (a "1940 Act Majority Vote").

     The percentage limitations applicable to the Acquiring Fund's portfolio described in the Proxy Statement/Prospectus and this SAI apply only at the time of investment, except that the percentage limitation with respect to borrowing applies at all times, and the Acquiring Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.

INCOME SHARES
-------------

     Income Shares' investment objectives, its policy to invest at least 50% of its total assets in debt securities rated in the four highest rating categories assigned by nationally recognized rating agencies, or other securities such as U.S. and Canadian government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents, or nonrated debt securities deemed by Highland Capital Management, L.P. ("Highland" or "Adviser") to be of comparable quality, and all of the investment restrictions listed below have been adopted by Income Shares as fundamental policies. Fundamental policies of Income Shares may not be changed without a 1940 Act Majority Vote of the shares of common stock and preferred stock, voting as separate classes. All other investment policies or practices are considered by Income Shares not to be fundamental and accordingly may be changed by Income Shares' Board of Directors ("Income Shares Board") without stockholder approval.

     Income Shares will not:

     1. Issue senior securities as defined in the 1940 Act, except in connection with borrowing permitted in restriction 2 below, issuing a class or classes of preferred stock to the extent permitted under the 1940 Act or to the extent investments in interest rate futures contracts or fixed income options permitted in restriction 19 below are considered to result in the issuance of senior securities.

     2.     Borrow money, except for investment leverage.

     3. Mortgage, pledge or hypothecate its assets, except in connection with borrowing money as mentioned in restriction 2 above or the issuance of a class or classes of preferred stock as described in restriction 1 above. This provision shall not apply to deposits, or similar arrangements, made in connection with the entering into or holding of interest rate futures contracts or purchasing, selling, holding or writing fixed income options.

     4. Act as underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, Income Shares may be deemed to be an underwriter under applicable laws.

     5. Purchase or sell real estate or interests in real estate, except that Income Shares may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     6. Purchase or sell commodities or commodity contracts, except that Income Shares may enter into interest rate futures contracts or fixed income options and make deposits or have similar arrangements in connection therewith.

     7. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than cash items and securities of the U.S. government or its agencies or instrumentalities), or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

     8. Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

     9. Invest more than 25% of the value of its total assets in securities of issuers in any one industry (gas, electric and telephone companies will be considered to be in separate industries, as will banks, finance companies, savings and loan associations, insurance companies and other credit institutions) except that at times when a significant portion of the market for corporate debt securities is composed of issues in the electric utility industry or the telephone utility industry, as the case may be, Income Shares may invest up to 35% of its assets in the issues of such industry if Income Shares has cash for such investment and if, in the judgment of management, the return available from such securities and the marketability, quality and availability thereof justify such concentration in light of Income Shares' investment objectives. The market for corporate debt securities will be considered to be composed of a significant portion of debt securities of either, the electric utility industry or the telephone utility industry, as the case may be, at any time that, to the best of Income Shares' knowledge, 10% or more of the principal amounts of all new issue offerings of corporate debt securities in principal amounts of $25,000,000 or more and within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Fitch, Inc., offered within the prior 60-day period or scheduled to be offered during the subsequent 30-day period consists of such issues in such industry.

     10. Purchase or retain the securities of any issuer, if, to Income Shares' knowledge, those officers or directors of Income Shares or of the Adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     11. Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with Income Shares' investment objectives and policies and for loans of portfolio securities as described above.

     12. Purchase securities on margin, except that Income Shares may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and except that Income Shares may enter into and hold interest rate futures contracts and purchase, sell, hold or write fixed income options and may make deposits or make similar arrangements in connection therewith.

     13. Participate on a joint or joint and several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities and other accounts under the management of the Adviser or affiliates to save commissions or to average prices among them is not deemed to result in a securities trading account.

     14. Purchase interests in oil, gas, or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production of or transmission of oil, gas or other materials.

     15. Invest in puts, calls or combinations thereof except fixed income options.

     16.    Make short sales, except sales "against the box."

     17.    Purchase the securities of other investment companies.

     18.    Invest for the purposes of exercising control or management.

     19. Enter into any interest rate futures contract or write any fixed income option if, immediately thereafter, the sum of (a) the then aggregate futures and option market prices of financial instruments and fixed income options required to be delivered under open futures contract sales of Income Shares and open fixed income call options written by Income Shares and (b) the aggregate purchase price under open futures contract purchases of Income Shares and open fixed income put options written by Income Shares, would exceed, in the aggregate, an amount equal to the lesser of (i) 5% of Income Shares' net asset value or (ii) one-third of the total assets of Income Shares less all liabilities not related to fixed income options written by Income Shares and interest rate futures contracts.

     Although the provisions of restriction 3 (with respect to futures contracts), 6 and 12 permit Income Shares to certain practices to a limited extent, Income Shares does not have any current intention of engaging in such practices. Income Shares will not make any investment permitted by the exceptions to Income Shares' investment restrictions if the investment would adversely affect the ratings assigned by Moody's and/or Standard & Poor's to its outstanding preferred stock.

     Notwithstanding restriction 6, Income Shares is permitted to buy certain debt securities, known as Principal Exchange Rate Linked Securities (PERLS), in which the interest or principal component is determined by calculating with reference to a formula based on one or more commodities, including currencies, so long as the security does not constitute a commodity or commodity contract. For example, Income Shares may buy certain debt securities issued by the Federal National Mortgage Association ("FNMA"), a U.S. government agency, which carry an additional risk not associated with other FNMA issues. They pay interest based upon a specified interest rate and a principal amount denominated in U.S. dollars. At maturity, the principal is paid in U.S. dollars, but the amount of principal that will be paid is calculated according to a predetermined formula involving the value of one or more foreign currencies on a particular date near the maturity date (the "principal payment formula"). This kind of security is subject to the risk that the currency that is part of the principal payment formula may be valued at an amount which could cause the principal paid at maturity to be greater or less than the amount of principal upon which the interest rate is calculated.

     By virtue of restriction 8, it would be possible for Income Shares to invest up to 25% of its assets in restricted securities, which are securities acquired in private placement transactions. Such securities generally may not be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), except in transactions exempt from the registration requirements of the Securities Act. This limitation on resale can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale, the securities are registered under the Securities Act at Income Shares' expense, Income Shares' expenses would be increased.

     By virtue of restriction 9, it would be possible for Income Shares to invest up to 70% of its assets in securities of the electric utility and telephone utility industries (up to 35% in each of such industries) if Income Shares had cash for such investment and if, in Income Shares' judgment, the return available from such industry, and the marketability, quality and
availability   of  the  debt   securities  of  such  industry,   justified  such
concentration in light of Income Shares' investment objectives. However, if sufficient cash was not available or if the securities available did not meet the above-mentioned tests of return, marketability, quality and availability, such concentration would not occur. Also, Income Shares would not be required to sell portfolio securities in order to make cash available for such concentration, although Income Shares would not be prohibited from doing so. Furthermore, Income Shares' ability to so concentrate its assets would always be contingent upon compliance with other applicable investment restrictions. Concentration of Income Shares' assets in either the electric utility or the telephone utility industries could result in increased risks. Risks of investments in either industry may arise from difficulties in obtaining an adequate return on capital because of financing costs and construction programs and the fact that regulatory authorities might not approve rate increases sufficient to offset increases in operating expenses. In addition, risks of investments in the electric utility industry may arise from environmental conditions, fuel shortages and government-mandated energy conservation programs.

     By virtue of restriction 19, Income Shares has a limited ability to enter into interest rate futures contracts and to write fixed income options. Interest rate futures contracts and fixed income options create an obligation by Income Shares to purchase or to sell a specific financial instrument at a specified future time at a specified price. The principal risk of interest rate futures contracts and fixed income options is that unexpected changes in the general level of interest rates could adversely affect the value of the investment. Income Shares has not written fixed income options for several years and has never entered into interest rate futures contracts.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of Income Shares' investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to restriction 2, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, Income Shares must take steps to reduce such borrowings at least to the extent of such excess.

HIGH INCOME PORTFOLIO
---------------------

     High Income Portfolio's investment objective, its policy to invest at least 65% of its total assets in high-yield securities rated in the lower categories by recognized rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality and the following investment restrictions have been adopted by High Income Portfolio as fundamental policies. Fundamental policies of High Income Portfolio may not be changed without a 1940 Act Majority Vote of the shares of common stock and preferred stock, voting as separate classes. All other investment policies or practices are considered by High Income Portfolio not to be fundamental and accordingly may be changed by High Income Portfolio's Board of Directors ("High Income Board") (collectively, High Income Board, Income Shares Board and Acquiring Fund Board, the "Boards") without stockholder approval.

     High Income Portfolio may not:

     1. Borrow money (through reverse repurchase agreements or otherwise) or issue any senior securities (as defined in the 1940 Act), except as permitted by the 1940 Act.

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that High Income Portfolio may make margin payments in connection with transactions in futures contracts and options.

     4. Make short sales of securities or maintain a short position for the account of High Income Portfolio unless at all times when a short position is open High Income Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issuer as, and in equal amount to, the securities sold short.

     5. Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of its portfolio investments, High Income Portfolio may be deemed to be an underwriter under the federal securities laws.

     6. Purchase or sell real estate, although High Income Portfolio may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

     7. Purchase or sell commodities or commodity contracts, except that High Income Portfolio may purchase or sell financial futures contracts and related options as provided in the Proxy Statement/Prospectus and this SAI.

     8. Make loans, except by the acquisition of loan interests and other debt obligations in which High Income Portfolio may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

     9. With respect to 75% of the value of High Income Portfolio's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the value of High Income Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

     10. With respect to 75% of the value of High Income Portfolio's total assets, acquire more than 10% of the outstanding voting securities of any issuer.

     11. Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

     12. Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

     13. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although High Income Portfolio may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

     14.    Make   investments  for  the  purpose  of  exercising  control  or management over the issuer of any security.

     15. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that High Income Portfolio may write call options and invest in futures contracts and related options as provided in the Proxy Statement/Prospectus and this SAI.

     With respect to restriction 1, the 1940 Act permits a closed-end investment company, such as High Income Portfolio, to issue a note in consideration for any privately arranged loan that is not intended to be publicly distributed, or a note evidencing a temporary loan that does not exceed 5% of the company's total assets at the time it is made. The 1940 Act also permits closed-end investment companies to issue senior securities representing debt or preferred stock, subject to certain conditions. With respect to restrictions 1 and 2, the 1940 Act permits a closed-end investment company to borrow (leverage) by issuing debt in an amount up to 33?% of its total assets and by issuing preferred stock in an amount up to 50% of its total assets (as described in the Proxy Statement/Prospectus, in the case of debt, the company must have asset coverage of 300% immediately after such issuance, and, in the case of stock, 200% coverage is required). As such, under restriction 2, High Income Portfolio may pledge, hypothecate, mortgage or otherwise encumber its assets in connection with such borrowings permitted under restriction 1 in amounts up to 33?% of its total assets. In addition to the prohibitions listed in restriction 6, High Income Portfolio has no intention to purchase or sell real estate or invest in real estate mortgages.

     Although the provisions of certain restrictions permit High Income Portfolio to engage in transactions in futures contracts to a limited extent, High Income Portfolio does not have any current intention of engaging in such transactions. High Income Portfolio will not make any investment permitted by the exceptions to High Income Portfolio's investment restrictions if the investment would adversely affect the ratings assigned by Standard & Poor's and/or Moody's to its outstanding preferred stock.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of High Income Portfolio's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to restriction 1, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, High Income Portfolio must take steps to reduce such borrowings at least to the extent of such excess.

                        ADDITIONAL INVESTMENT INFORMATION

CREDIT STRATEGIES FUND
-----------------------

     The following is a description of the various investments Acquiring Fund may acquire, whether as a primary or secondary strategy. The information supplements the discussion of the Acquiring Fund's investment objectives, policies and techniques that are described in the Proxy Statement/Prospectus.

SHORT-TERM DEBT SECURITIES

     For temporary defensive purposes or to keep cash on hand, the Acquiring Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
     (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. Highland monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Highland does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. Highland will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation's ability to meet all of its financial obligations, because the Acquiring Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

EQUITY SECURITIES

     The Acquiring Fund may invest in equity securities including preferred stock, warrants and depository receipts.

     PREFERRED STOCK. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     WARRANTS. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Acquiring Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     DEPOSITORY RECEIPTS. The Acquiring Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.

VARIABLE AND FLOATING RATE INSTRUMENTS

     The Acquiring Fund may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Acquiring Fund may invest in leveraged inverse floating rate debt instruments ("Inverse Floaters"). The interest rate of an Inverse Floater resets in the opposite direction from the market rate of interest to which it is indexed. An Inverse Floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in Inverse Floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Acquiring Fund. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Acquiring Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Acquiring Fund is not entitled to exercise its demand rights.

     With respect to purchasable variable and floating rate instruments, Highland will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Acquiring Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Acquiring Fund is not entitled to exercise its demand rights, and the Acquiring Fund could, for these or other reasons, suffer a loss, with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Acquiring Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

DERIVATIVE TRANSACTIONS AND RISK MANAGEMENT

     Consistent with its investment objectives and policies set forth in the Proxy Statement/Prospectus and in addition to its option strategy, the Acquiring Fund may also enter into certain risk management transactions. In particular, the Acquiring Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Acquiring Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Acquiring Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Derivative Transaction is a function of market conditions. The ability of the Acquiring Fund to manage them successfully will depend on Highland's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Derivative Transactions that the Acquiring Fund may use are described below. Although the Acquiring Fund recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Acquiring Fund may seek to use these strategies in certain circumstances.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In connection with its Derivative Transactions and other risk management strategies, the Acquiring Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Acquiring Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS. The Acquiring Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Acquiring Fund may engage in various forward currency contract strategies:

     o The Acquiring Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Acquiring Fund intends to acquire. The Acquiring Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

     o The Acquiring Fund may also use forward currency contracts to shift the Acquiring Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Acquiring Fund owns securities denominated in a foreign currency and Highland believes that currency will decline relative to another currency, the Acquiring Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.

     o The Acquiring Fund may also purchase forward currency contracts to enhance income when Highland anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

     o The Acquiring Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

     o The Acquiring Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Acquiring Fund's existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Acquiring Fund's existing investments are denominated.

     o The Acquiring Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if Highland anticipates that there will be a correlation between the two currencies.

     o The cost to the Acquiring Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

     o When the Acquiring Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Acquiring Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the
          Acquiring Fund might be unable to close out a forward currency contract. In either event, the Acquiring Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Acquiring Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.

     CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. In addition to its option strategy, in order to enhance income or reduce fluctuations on net asset value, the Acquiring Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be "covered" as long as the call is outstanding (i.e., the Acquiring Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

     PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. In addition to its option strategy, the Acquiring Fund may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Acquiring Fund may also sell puts on securities, indices or futures contracts on such securities if the Acquiring Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. In selling puts, there is a risk that the Acquiring Fund may be required to buy the underlying security at a price higher than the current market price.

     INTEREST RATE TRANSACTIONS. Among the Derivative Transactions in which the Acquiring Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund intends to use these transactions for risk management purposes and not as a speculative investment. The Acquiring Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are incurred into for good faith risk management purposes. Highland and the Acquiring Fund believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Acquiring Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

     CREDIT DERIVATIVES. The Acquiring Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

     There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Highland is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Highland is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Acquiring Fund. The Acquiring Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Acquiring Fund purchases a default option on a security, and if no default occurs with respect to the security, the Acquiring Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Acquiring Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

     Below under "General Characteristics of Risks of Derivative Transactions" is further information about the characteristics, risks and possible benefits of Derivative Transactions and the Acquiring Fund's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Derivative Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Acquiring Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by Highland; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Acquiring Fund being in a worse position than if such techniques had not been used.

     Certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), may affect the Acquiring Fund's ability to engage in Derivative Transactions. See "Tax Matters."

GENERAL CHARACTERISTICS AND RISKS OF DERIVATIVE TRANSACTIONS

     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Proxy Statement/Prospectus, the Acquiring Fund will engage in Derivative Transactions. The Acquiring Fund will engage in such activities in the Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Acquiring Fund occur. The Acquiring Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Derivative Transactions may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

     The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Acquiring Fund's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Acquiring Fund will experience a loss in the amount of the option premium plus any related commissions. When the Acquiring Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Acquiring Fund receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Acquiring Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

     The Acquiring Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

     CHARACTERISTICS. The Acquiring Fund may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Acquiring Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Acquiring Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Acquiring Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Acquiring Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES. The Acquiring Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Acquiring Fund currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Acquiring Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Acquiring Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Acquiring Fund's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Acquiring Fund's Board at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

     SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Acquiring Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Acquiring Fund does not hold the security or futures contract underlying the instrument, the Acquiring Fund will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Acquiring Fund's obligations with respect to such instruments.

     SUCH AMOUNTS FLUCTUATE AS THE OBLIGATIONS INCREASE OR DECREASE. The earmarking requirement can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     DERIVATIVE TRANSACTIONS PRESENT CERTAIN RISKS. With respect to Derivative Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Acquiring Fund's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Derivative Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Acquiring Fund to successfully utilize Derivative Transactions will depend on the Adviser's and the sub-adviser's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Acquiring Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Derivative Transactions will reduce net asset value.

     REGULATORY CONSIDERATIONS. The Acquiring Fund has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

OTHER INVESTMENT POLICIES AND TECHNIQUES

     BRADY BONDS

     The Acquiring Fund's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Acquiring Fund may purchase have no or limited collateralization, and the Acquiring Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Acquiring Fund may invest are likely to be acquired at a discount.

     MEZZANINE INVESTMENTS

     The Acquiring Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

     LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Acquiring Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporation or foreign government and one or more financial institutions ("Lenders"). The Acquiring Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Acquiring Fund having a contractual relationship only with the Lender not the borrower. The Acquiring Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Acquiring Fund and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Acquiring Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Acquiring Fund may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Acquiring Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Acquiring Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Acquiring Fund will acquire Participations only if the Lender interpositioned between the Acquiring Fund and the borrower is determined by Highland to be creditworthy. When the Acquiring Fund purchases Assignments from Lenders, the Acquiring Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Acquiring Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The  Acquiring  Fund may  have  difficulty  disposing  of  Assignments  and
Participations. Because there is no liquid market for such securities, the Acquiring Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Acquiring Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Acquiring Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Acquiring Fund to assign a value to those securities for purposes of valuing the Acquiring Fund's portfolio and calculating its net asset value.

     STRUCTURED INVESTMENTS

     The Acquiring Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Acquiring Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

     The Acquiring Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

     Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Acquiring Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.

     PROJECT LOANS

     The Acquiring Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. government.

HIGH INCOME PORTFOLIO
---------------------

     The following is a description of the investments of High Income Portfolio may acquire, whether as a primary or secondary strategy. The following information supplements the discussion of the High Income Portfolio's investment objectives, policies and techniques that are described in the Proxy Statement/Prospectus.

     FOREIGN INVESTMENTS

     High Income Portfolio may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to High Income Portfolio including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging foreign currencies for payments in U.S. dollars and nonnegotiated brokerage commissions in foreign countries may reduce the yield on foreign securities. In the event of a default in payment on foreign securities, High Income Portfolio may incur increased costs to obtain a judgment against the foreign issuer in the United States or abroad.

     High Income Portfolio may buy or sell foreign currencies or deal in forward foreign currency contracts to hedge against possible fluctuations in exchange rates that may affect the yield of High Income Portfolio when the foreign currencies are converted in payment in U.S. dollars. High Income Portfolio will use currency transactions only for hedging and not speculative purposes. High Income Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. High Income Portfolio's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of High Income Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency. High Income Portfolio may not use position hedging with respect to a particular currency to an extent greater than the aggregate market value (at the time of entering into the position hedge) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If High Income Portfolio enters into a position hedging transaction, High Income Portfolio will set aside cash or permissible liquid securities in an amount equal to the value of High Income Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities set aside declines, High Income Portfolio will set aside additional cash or permissible liquid securities to equal the amount of High Income Portfolio's commitment with respect to the forward contract.

     OPTIONS

     High Income Portfolio may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. High Income Portfolio may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. High Income Portfolio may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. High Income Portfolio also may write call options as a partial hedge against a possible market decline. In view of its investment objective, High Income Portfolio generally would write call options only in circumstances in which the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, High Income Portfolio receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as High Income Portfolio remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). High Income Portfolio also may enter into "closing purchase transactions" to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that High Income Portfolio will be able to make closing purchase transactions, there is no assurance that High Income Portfolio will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in High Income Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. The extent to which High Income Portfolio may enter into transactions involving call options also may be limited by the requirements of the Code for qualification as a regulated investment company.

     FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     Currently, High Income Portfolio has no intention to trade in financial futures contracts or options on financial futures contracts. However, High Income Portfolio has reserved the right, subject to the approval of the High Income Board, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event High Income Portfolio could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, High Income Portfolio could purchase a futures contract to protect against a potential increase in the price of securities High Income Portfolio intends to purchase.

     High Income Portfolio will not be a commodity pool. In addition, High Income Portfolio has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

     RISKS OF HEDGING TRANSACTIONS

     The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which High Income Portfolio intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. In particular, High Income Portfolio's positions in options and financial futures may be entered and closed out only on a federally licensed exchange which provides a market therefor, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser will not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on High Income Portfolio's ability to hedge its securities effectively and might, in some cases, require High Income Portfolio to deposit substantial amounts of additional cash to meet applicable margin requirements. High Income Portfolio's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in

High Income Portfolio's holdings correlate with price movements of the hedging instruments. Inasmuch as High Income Portfolio's options and futures will not duplicate such underlying securities, the correlation probably will not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent High Income Portfolio from achieving the anticipated benefits of hedging transactions or may cause High Income Portfolio to realize losses and thus be in a worse position than if such strategies had not been used.

     ADDITIONAL LEVERAGE

     Although it has no current intention of doing so, High Income Portfolio may borrow to the extent then permitted by the 1940 Act through the public or private issuance of debt securities and/or from lenders of all types, such as banks, savings and loan associations, insurance companies and similar financial institutions. In addition, High Income Portfolio may borrow up to 5% of its total assets for temporary purposes.

                             MANAGEMENT OF THE FUNDS

DIRECTORS/TRUSTEES

     The Boards provide broad oversight over the operations and affairs of the Funds and they protect the interests of shareholders. The Boards have overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds' business. The names and ages of the Directors/Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each director/trustee and other directorships or trusteeships they hold are shown below.



                                                                                   NUMBER OF
                                                                                  PORTFOLIOS IN
                     POSITION    TERM OF OFFICE AND                               HIGHLAND FUND
NAME, ADDRESS(1)    WITH EACH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)       COMPLEX       OTHER DIRECTORSHIPS/
     AND AGE           FUND           SERVED(2)        PAST    FIVE YEARS          OVERSEEN(3)     TRUSTEESHIPS HELD

                                                 INDEPENDENT DIRECTORS/TRUSTEES(4)
                                                 ---------------------------------

Timothy Hui         Director     Director of High      Vice President since             12                None
   (Age 59)         of Income    Income Portfolio      February 2008, Dean of
                    Shares and   since January 2000,   Educational Resources
                    High         current High Income   from July 2006 to
                    Income       Portfolio Nominee     January 2008; Assistant
                    Portfolio;   for a term to         Provost for Graduate
                    Trustee of   expire at the 2011    Education, July 2004 to
                    Credit       annual meeting;       June 2006; and
                    Strategies   Director of Income    Assistant Provost for
                    Fund         Shares since July     Educational Resources,
                                 2001 (with a term     July 2001 to June 2004,
                                 expiring at the       Philadelphia Biblical
                                 2009 annual           University.
                                 meeting); Trustee
                                 of Credit
                                 Strategies Fund
                                 2006 (with a term
                                 expiring at the
                                 2008 annual
                                 meeting).

                                                                18

Scott Kavanaugh     Director     Director of High      Vice-Chairman,                   12                None
   (Age 47)         of Income    Income Portfolio      President and Chief
                    Shares and   since January 2000,   Operating Officer,
                    High         current High Income   Keller Financial Group
                    Income       Portfolio Nominee     since September 2007;
                    Portfolio;   for a term to         Chairman and Chief
                    Trustee of   expire at the 2011    Executive Officer,
                    Credit       annual meeting;       First Foundation Bank
                    Strategies   Director of Income    since September 2007;
                    Fund         Shares since July     Private Investor since
                                 2001 (with a term     February 2004; Sales
                                 expiring at the       Representative at Round
                                 2009 annual           Hill Securities, March
                                 meeting); Trustee     2003 to January 2004;
                                 of Credit             Executive at Provident
                                 Strategies Fund       Funding Mortgage
                                 since 2006 (with a    Corporation, February
                                 term expiring at      2003 to July 2003;
                                 the 2008 annual       Executive Vice
                                 meeting).             President, Director and
                                                       CAO, Commercial Capital
                                                       Bank, January 2000 to
                                                       February 2003; Managing
                                                       Principal and Chief
                                                       Operating Officer,
                                                       Financial Institutional
                                                       Partners Mortgage
                                                       Company and the
                                                       Managing Principal and
                                                       President of Financial
                                                       Institutional Partners,
                                                       LLC (an investment
                                                       banking firm), April
                                                       1998 to February 2003.

James F. Leary      Director     Director of High      Managing Director,               12         Board Member of
   (Age 78)         of Income    Income Portfolio      Benefit Capital                             Capstone Group of
                    Shares and   since January 2000    Southwest, Inc. (a                          Funds
                    High         (with a term          financial consulting                        (7 portfolios)
                    Income       expiring at the       firm) since January
                    Portfolio;   2009 annual           1999.
                    Trustee of   meeting); Director
                    Credit       of Income Shares
                    Strategies   since July 2001
                    Fund         (with a term
                                 expiring at the
                                 2010 annual
                                 meeting); Trustee
                                 of Credit
                                 Strategies Fund
                                 since 2006 (with a
                                 term expiring at
                                 the 2010 annual
                                 meeting)

                                                                19

Bryan A. Ward       Director     Director of High      Senior Manager,                  12         None
   (Age 53)         of Income    Income Portfolio      Accenture, LLP (a
                    Shares and   since November 2001   consulting firm) since
                    High         (with a term          January 2002.
                    Income       expiring at the
                    Portfolio;   2009 annual
                    Trustee of   meeting); Director
                    Credit       of Income Shares
                    Strategies   since November 2001
                    Fund         (with a term
                                 expiring at the
                                 2010 annual
                                 meeting); Trustee
                                 of Credit
                                 Strategies Fund
                                 since 2006 (with a
                                 term expiring at
                                 the 2010 annual
                                 meeting)

                                                    INTERESTED DIRECTOR/TRUSTEE
                                                    ---------------------------


R. Joseph           Senior       Director and          Senior Portfolio                 12                None
Dougherty(5)        Vice         Chairman of the       Manager of the Adviser
(Age 37)            President    Board of High         since 2000;
                    of the       Income Portfolio      Director/Trustee,
                    Funds;       since May 2004        Chairman of the Board
                    Director     (with a term          and Senior Vice
                    of Income    expiring at the       President of the funds
                    Shares and   2010 annual           in the Highland Fund
                    High         meeting) and Senior   Complex.
                    Income       Vice President of
                    Portfolio;   High Income
                    Trustee of   Portfolio since
                    Credit       January 2000;
                    Strategies   Director and
                    Fund         Chairman of the
                                 Board of Income
                                 Shares since May
                                 2004 and Senior
                                 Vice President of
                                 Income Shares since
                                 July 2001, current
                                 Income Shares
                                 Nominee for a term
                                 to expire at the
                                 2011 annual
                                 meeting; Trustee
                                 and Chairman of the
                                 Board of Credit
                                 Strategies Fund
                                 since 2006 (with a
                                 term expiring at
                                 the 2008 annual
                                 meeting) and Senior
                                 Vice President of
                                 Credit Strategies
                                 Fund since 2006.

(1) The address of each Director/Trustee 13455 Noel Road, Suite 800, Dallas, Texas 75240.
(2) Each Fund's Board is divided into three classes with the term of office of one class expiring each year.
(3) The Highland Fund Complex consists of all of the registered investment companies advised by the Adviser as of the date of this SAI. In addition, each of the Directors/Trustees oversees Highland Distressed Opportunities Fund, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.
(4) Independent Directors/Trustees are those who are not "interested persons" as that term is defined under section 2(a)(19) of the 1940 Act.
(5) Mr. Dougherty is deemed to be an "interested person" of each Fund under the 1940 Act because of his position with the Adviser.

     In addition to Mr. Dougherty, each Fund's other executive officers are James D. Dondero, Mark K. Okada, M. Jason Blackburn and Michael Colvin. Set forth below are the names and certain biographical and other information for Messrs. Dondero, Okada, Blackburn and Colvin as reported by them to each Fund.

                                                     OFFICERS(1)
                                                     -----------


                                           Position with each Fund, Term of     Principal Occupation(s) During Past
      Name and Age and Address(2)         Office(3) and Length of Time Served                Five Years
      ---------------------------         -----------------------------------   -----------------------------------

James D. Dondero                         Chief Executive Officer and            President and Director of Strand
   (Age 45)                              President of Credit Strategies Fund    Advisors, Inc. ("Strand"), the
                                         since May 2006, High Income            General Partner of the Adviser;
                                         Portfolio since January 2000 and       Chairman of the Board of Directors
                                         Income Shares since July 2001.         of Highland Financial Partners,
                                                                                L.P.; and President of the funds in
                                                                                the Highland Fund Complex.

Mark Okada                               Executive Vice President of Credit     Executive Vice President of Strand;
   (Age 46)                              Strategies Fund since May 2006, High   Chief Investment Officer of the
                                         Income Portfolio since January 2000    Adviser; and Executive Vice
                                         and Income Shares since July 2001.     President of the funds in the
                                                                                Highland Fund Complex.

M. Jason Blackburn                       Secretary and Treasurer of Credit      Assistant Controller of the Adviser
   (Age 32)                              Strategies Fund since May 2006, High   since November 2001; and Secretary
                                         Income Portfolio and Income Shares     and Treasurer of the funds in the
                                         since March 2003.                      Highland Fund Complex.

Michael Colvin                           Chief Compliance Officer of the        General Counsel and Chief Compliance
   (Age 38)                              Funds since July 2007.                 Officer of the Adviser since June
                                                                                2007 and Chief Compliance Officer of
                                                                                the funds in the Highland Fund
                                                                                Complex since July 2007; Shareholder
                                                                                in the Corporate and Securities
                                                                                Group at Greenberg Traurig, LLP,
                                                                                January 2007 to June 2007; and
                                                                                Partner (from January 2003 to
                                                                                January 2007) and Associate (from
                                                                                1995 to 2002) in the Private Equity
                                                                                Practice Group at Weil, Gotshal &
                                                                                Manges, LLP.


(1)  Each officer serves in the same capacity for each of the Highland Funds.
(2) The address of each officer is 13455 Noel Road, Suite 800, Dallas, Texas 75240.
(3)  Each officer serves for an indefinite term.

COMPENSATION OF DIRECTORS/TRUSTEES

     The executive officers of the Funds and the Directors/Trustees who are "interested persons" (as defined in the 1940 Act) receive no direct remuneration from the Funds. Effective January 1, 2008, each Independent Director/Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based upon relative net assets. Prior to January 1, 2008, the Independent Directors/Trustees of High Income Portfolio, Income Shares and Credit Strategies Fund were compensated at a rate of $15,000, $5,000 and $7,500 annually. Independent Directors/Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

     The following table summarizes the compensation paid by each Fund to the Directors/Trustees and the aggregate compensation paid by the Highland Fund Complex to the Directors/Trustees.


                                    Aggregate          Aggregate          Aggregate
                                Compensation from  Compensation from  Compensation from    Aggregate Compensation
                                   High Income     Income Shares for  Credit Strategies      from Highland Fund
                                Portfolio for the   the fiscal year      Fund for the     Complex for the calendar
                                fiscal year ended    ended December   fiscal year ended   year ended December 31,
Name of Trustee                 October 31, 2007        31, 2007      December 31, 2007             2007
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

R. Joseph Dougherty                    $0                  $0                 $0                     $0

INDEPENDENT TRUSTEES

Bryan A. Ward                        $15,000             $5,000             $7,500                $122,722

Scott F. Kavanaugh                   $15,000             $5,000             $7,500                $122,722

James F. Leary                       $15,000             $5,000             $7,500                $122,722

Timothy K. Hui                       $15,000             $5,000             $7,500                $122,722


BOARD COMMITTEES

     In connection with the Boards' responsibility for the overall management and supervision of the Funds' affairs, the Directors/Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. To fulfill these duties, each Fund has an Audit Committee, a Nominating Committee, a Litigation Committee and a Qualified Legal Compliance Committee.

     The Audit Committee consists of Bryan Ward, Scott Kavanaugh, James Leary and Timothy Hui. The Audit Committee acts according to the Audit Committee charter. Scott Kavanaugh has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for (i) oversight of each Fund's accounting and financial reporting processes and the audits of each Fund's financial statements and (ii) providing assistance to the board of directors/trustees of each Fund in connection with its oversight of the integrity of each Fund's financial statements, each Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Boards have determined that each Fund has one audit committee financial expert serving on its Audit Committee, Mr. Leary, who is independent for the purpose of the definition of audit committee financial expert as applicable to each Fund. The Audit Committee for High Income Portfolio met three times in the fiscal year ended October 31, 2007. The Audit Committee for Income Shares met three times in the fiscal year ended December 31, 2007. The Audit Committee for Credit Strategies Fund met three times in the fiscal year ended December 31, 2007.

     The Nominating Committee's function is to canvass, solicit, recruit, interview and nominate directors/trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of each Fund, Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of directors/trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by a Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Ward, Kavanaugh, Leary and Hui. The Nominating Committee for High Income Portfolio met one time in the fiscal year ended October 31, 2007. The Nominating Committee for Income Shares met one time in the fiscal year ended December 31, 2007. The Nominating Committee for Credit Strategies Fund met one time in the fiscal year ended December 31, 2007.

     The Litigation Committee's function is to seek to address any potential conflicts of interest between or among each Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by each Fund and the Adviser or another client of the Adviser. The Litigation Committee is comprised of Messrs. Ward, Kavanaugh, Leary and Hui. The Litigation Committee for High Income Portfolio met 4 times in the fiscal year ended October 31, 2007. The Litigation Committee for Income Shares did not meet in the fiscal year ended December 31, 2007. The Litigation Committee for Credit Strategies Fund also did not meet in the fiscal year ended December 31, 2007.

     The Qualified Legal Compliance Committee (the "QLCC") is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the each Fund who appear and practice before the SEC on behalf of that Fund. The QLCC is comprised of Messrs. Ward, Kavanaugh, Leary and Hui. There were no QLCC meetings during the fiscal years ended October 31, 2007 or December 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES

     The Boards of the Funds have delegated the voting of proxies for each Fund's securities to Highland pursuant to Highland's proxy voting policies and procedures. Under these policies and procedures, Highland will vote proxies related to each Fund's securities in the best interests of each Fund and its shareholders. A copy of Highland's proxy voting policies and procedures is attached as Appendix B to this SAI. Each Fund's proxy voting record for the most recent 12-month period ending December 31 will be available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC's web site (http://www.sec.gov).

CODES OF ETHICS

     Each Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by each Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ADMINISTRATION SERVICES

     Pursuant to the Acquiring Fund's administration services agreement, Highland performs the following services: (i) prepare monthly security transaction listings; (ii) supply various normal and customary statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Acquiring Fund's federal and state tax returns; prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant Form 1099 calculations; (iv) coordinate contractual relationships and communications between the Acquiring Fund and its contractual service providers; (v) coordinate printing of the Acquiring Fund's annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements;
(viii) monitor the Acquiring Fund's compliance with Code, SEC and prospectus requirements; (ix) prepare, coordinate with the Acquiring Fund's counsel and coordinate the filing with the SEC: semi-annual reports on Form N-SAR and Form N-CSR; Form N-Q; and Form N-PX based upon information provided by the Acquiring Fund, assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and trustees of the Acquiring Fund, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders; (xi) assist in obtaining the fidelity bond and trustees' and officers'/errors and omissions insurance policies for the Acquiring Fund in accordance with the requirements of Rule 17g-1 and 17d-1(d)(7) under the 1940 Act as such bond and policies are approved by the Acquiring Fund's board of trustees; (xii) monitor the Acquiring Fund's assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special board meetings; (xiv) coordinate the preparation, assembly and distribution of board materials; (xv) attend board meetings and draft minutes thereof; (xvi) maintain the Acquiring Fund's calendar to assure compliance with various filing and board approval deadlines; (xvii) furnish the Acquiring Fund office space in the offices of Highland, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Acquiring Fund; (xviii) assist the Acquiring Fund in the handling of SEC examinations and responses thereto; (xix) perform clerical, bookkeeping and all other administrative services not provided by the Acquiring Fund's other service providers; (xx) determine or oversee the determination and publication of the Acquiring Fund's net asset value in accordance with the Acquiring Fund's policy as adopted from time to time by the Board of Trustees; (xxi) oversee the maintenance by the Acquiring Fund's custodian and transfer agent and dividend disbursing agent of certain books and records of the Acquiring Fund as required under Rule 31a-1(b)(2)(iv) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the board of trustees) such other books and records required by law or for the proper operation of the Acquiring Fund; (xxii) prepare such information and reports as may be required by any stock exchange or exchanges on which the Acquiring Fund's shares are listed; (xxiii) determine the amounts available for distribution as dividends and distributions to be paid by the Acquiring Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Acquiring Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Acquiring Fund's dividend reinvestment plan; (xxiv) serve as liaison between the Acquiring Fund and each of its service providers; and (xxv) perform such additional administrative duties relating to the administration of the Acquiring Fund as may subsequently be agreed upon in writing between the Acquiring Fund and Highland. Highland shall have the authority to engage a sub-administrator in connection with the administrative services of the Acquiring Fund, which sub-administrator may be an affiliate of Highland; provided, however, that Highland shall remain responsible to the Acquiring Fund with respect to its duties and obligations set forth in the administration services agreement.

ADMINISTRATION AND ACCOUNTING SERVICES

     Each Acquired Fund is a party to an administration and accounting services agreement with PFPC Inc. dated April 10, 2006 pursuant to which PFPC Inc. provides administrative and accounting services to each Acquired Fund. PFPC Inc. will receive an annual fee, payable monthly, in an amount equal to 0.026%, subject to a minimum fee, of the average weekly value of each Acquired Fund's Managed Assets plus certain other fees.

PORTFOLIO MANAGERS


     Each Acquired Fund is managed by Brad Borud and R. Joseph Dougherty. Mark Okada, Kurtis Plumer and Brad Borud manage the Acquiring Fund.


     As of December 31, 2007, Kurtis Plumer managed the following client accounts:


                                                                                      NUMBER OF
                                                                                      ACCOUNTS
                                                                                     SUBJECT TO    ASSETS SUBJECT
                                                                      ASSETS OF           A             TO A
                                                       NUMBER OF       ACCOUNTS      PERFORMANCE   PERFORMANCE FEE
TYPE OF ACCOUNT                                         ACCOUNTS     ($ MILLIONS)        FEE         ($ MILLIONS)
---------------                                        ---------     ------------    -----------   ---------------
Registered Investment Companies...............           2               933             1               85

Other Pooled Investment Vehicles..............           6             3,189             4             2,610

Other Accounts................................           0                 0             0                0

     As of December 31, 2007, Mark Okada managed the following client accounts:



                                                                                      NUMBER OF
                                                                                      ACCOUNTS
                                                                                     SUBJECT TO    ASSETS SUBJECT
                                                                      ASSETS OF           A             TO A
                                                       NUMBER OF       ACCOUNTS      PERFORMANCE   PERFORMANCE FEE
TYPE OF ACCOUNT                                         ACCOUNTS     ($ MILLIONS)        FEE         ($ MILLIONS)
---------------                                        ---------     ------------    -----------   ---------------
Registered Investment Companies...............            12            8,076            0               0

Other Pooled Investment Vehicles..............            30           21,227            26            19,821

Other Accounts................................             0                0            0              0

     As of December 31, 2007, R. Joseph Dougherty managed the following client accounts:



                                                                                      NUMBER OF
                                                                                      ACCOUNTS
                                                                                     SUBJECT TO    ASSETS SUBJECT
                                                                      ASSETS OF           A             TO A
                                                       NUMBER OF       ACCOUNTS      PERFORMANCE   PERFORMANCE FEE
TYPE OF ACCOUNT                                         ACCOUNTS     ($ MILLIONS)        FEE         ($ MILLIONS)
---------------                                        ---------     ------------    -----------   ---------------
Registered Investment Companies...............             6            6,647            0               0

Other Pooled Investment Vehicles..............             1              359            0               0

Other Accounts................................             0              0              0               0



    As of December 31, 2007, Brad Borud managed the following client accounts:



                                                                                      NUMBER OF
                                                                                      ACCOUNTS
                                                                                     SUBJECT TO    ASSETS SUBJECT
                                                                      ASSETS OF           A             TO A
                                                       NUMBER OF       ACCOUNTS      PERFORMANCE   PERFORMANCE FEE
TYPE OF ACCOUNT                                         ACCOUNTS     ($ MILLIONS)        FEE         ($ MILLIONS)
---------------                                        ---------     ------------    -----------   ---------------
Registered Investment Companies...............             0              0              0               0

Other Pooled Investment Vehicles..............             0              0              0               0

Other Accounts................................             0              0              0               0



     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to each Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to each Fund. In addition, the Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to each Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

     The Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of each Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to each Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by each Fund and such other clients or may involve a rotation of opportunities among each Fund and such other clients.

     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser's fiduciary obligations to each Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among each Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to each Fund. Not all conflicts of interest can be expected to be resolved in favor of each Fund.

COMPENSATION

     The Adviser's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers' underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Adviser such as Option It Plan and the Long-Term Incentive Plan.

BASE COMPENSATION

     Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION

     In  addition  to  base   compensation,   portfolio   managers  may  receive
discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

     OPTION IT PLAN. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of Highland.

     LONG TERM INCENTIVE PLAN. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland through the use of Long-Term Incentive Units.

     Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each portfolio manager as of the end of each Fund's most recently completed fiscal year.


------------------------------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager         Dollar Range of Equity            Dollar Range of Equity            Dollar Range of Equity
                                        Securities                        Securities                        Securities
                                   Beneficially Owned by             Beneficially Owned by             Beneficially Owned by
                                 Portfolio Manager in High           Portfolio Manager in              Portfolio Manager in
                                 Income Portfolio for the            Income Shares for the          Credit Strategies Fund for
                                 fiscal year ended October        fiscal year ended December           the fiscal year ended
                                         31, 2007                          31, 2007                      December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

Mark Okada                            Not applicable                    Not applicable                  $100,001 - $500,000
------------------------------------------------------------------------------------------------------------------------------------

Kurtis Plumer                         Not applicable                    Not applicable                     $1 - $10,000
------------------------------------------------------------------------------------------------------------------------------------
R. Joseph Dougherty                 $100,001 - $500,000               $100,001 - $500,000                 Not applicable
------------------------------------------------------------------------------------------------------------------------------------

Brad Borud                          $100,001 - $500,000               $100,001 - $500,000                  $1 - $10,000
------------------------------------------------------------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing  portfolio  transactions  for each Fund,  the Adviser  will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. Neither the Funds nor the Adviser has adopted a formula for allocation of the Funds' investment transaction business. The Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to each Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Adviser, therefore, is authorized to place orders for the purchase and sale of securities for each Fund with such brokers, subject to review by each Fund's Board from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of each Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.


     During the fiscal year ended October 31, 2006, High Income Portfolio paid brokerage commissions of $0, of which $0 was paid to NexBank Securities, Inc. ("NexBank"), an affiliate of Highland.

     During the fiscal year ended October 31, 2007, High Income Portfolio paid brokerage commissions of $58,124, of which $55 was paid to NexBank. During the fiscal year ended October 31, 2007, transactions in which High Income Portfolio used NexBank as broker comprised 0.16% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.01% of the aggregate brokerage commissions paid by High Income Portfolio. 100% of the $58,069 paid to other brokers by High Income Portfolio during the fiscal year ended October 31, 2007 (representing commissions on transactions involving approximately $13,587,070) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2007, High Income Portfolio acquired securities of the following of its regular brokers or dealers: Credit Suisse, JP Morgan Chase, Morgan Stanley & Co., Inc., Merrill, Lynch, Fenner & Smith, Inc., Bank of America, Lehman Brothers, Deutsche Bank, Goldman Sachs & Co., UBS and Citigroup. At that date, High Income Portfolio did not hold any securities of its regular brokers or dealers.

     During the fiscal year ended December 31, 2006, Income Shares paid brokerage commissions of $0, of which $0 was paid to NexBank.

     During the fiscal year ended December 31, 2007, Income Shares paid brokerage commissions of $6,423, of which $0 was paid to NexBank. During the fiscal year ended December 31, 2007, transactions in which Income Shares used

NexBank as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by Income Shares. 100% of the $6,423 paid to other brokers by Income Shares during the fiscal year ended December 31, 2007 (representing commissions on transactions involving approximately $1,903,090) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2007, Income Shares acquired securities of the following of its regular brokers or dealers: JP Morgan Chase, Bank of America, Morgan Stanley & Co., Inc., Credit Suisse, Merrill, Lynch, Fenner & Smith, Inc., Goldman Sachs & Co. , Lehman Brothers , Citigroup, Deutsche Bank and First Union. At that date, Income Shares held the securities of its regular brokers or dealers with an aggregate value as follows: Bank of America, $2,101,296.

     During the fiscal period ended December 31, 2006, Credit Strategies Fund paid brokerage commissions of $166,787, of which $1,815 was paid to NexBank.

     During the fiscal year ended December 31, 2007, Credit Strategies Fund paid brokerage commissions of $99,535, of which $26,414 was paid to NexBank. During the fiscal year ended December 31, 2007, transactions in which Credit Strategies Fund used NexBank as broker comprised 37.02% of the aggregate dollar amount of transactions involving the payment of commissions, and 26.54% of the aggregate brokerage commissions paid by Credit Strategies Fund. 100% of the $73,121 paid to other brokers by Credit Strategies Fund during the fiscal year ended December 31, 2007 (representing commissions on transactions involving approximately $67,868,965) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2007, Credit Strategies Fund acquired securities of the following of its regular brokers or dealers: Credit Suisse, Morgan Stanley, JP Morgan Chase, Goldman Sachs & Co., Bank of America, Deutsche Bank, Lehman Brothers , Citigroup, Merrill Lynch and BNP Paribas Securities. At that date, Credit Strategies Fund did not hold any securities of its regular brokers or dealers.


                                   TAX MATTERS

     The following discussion summarizes certain material federal income and excise tax considerations affecting each Fund and the purchase, ownership and disposition of each Fund's common shares by shareholders that are "United States persons" (as defined for federal tax purposes) and hold those shares as capital assets. This discussion is based on current provisions of the Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service ("IRS"), possibly with retroactive effect. No attempt is made to present a detailed and complete explanation of all federal tax concerns affecting the Funds and their shareholders (including shareholders owning large positions in a Fund) in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership or disposition of common shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

     THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROXY STATEMENT/PROSPECTUS DO NOT CONSTITUTE TAX ADVICE, AND YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE SPECIFIC FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO YOU OF INVESTING IN A FUND AND OWNING OR DISPOSING OF COMMON SHARES THEREOF.

TAXATION OF EACH FUND

     Each Fund has elected to be, and has qualified annually to be treated as, a regulated investment company under Part I of Subchapter M of Chapter 1 of the Code ("RIC"). To continue to qualify as a RIC, each Fund must, among other things, annually meet the following requirements regarding the source of its income and the diversification of its assets:

     (i) Each Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income from an interest in a "qualified publicly traded partnership" (as defined below) ("QPTP") ("Income Requirement"); and

     (ii) Each Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (b) not more than 25% of the value of its total assets is invested in (1) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer, (2) the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses or (3) the securities of one or more QPTPs.

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") other than a partnership at least 90% of the gross income of which consists of income that satisfies the Income Requirement.

     If a Fund qualifies as a RIC, it generally will not be subject to federal income tax on net income and gains that it distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss ("short-term capital gain") and net gains and losses from certain foreign currency transactions, if any, reduced by deductible expenses), determined without regard to the deduction for dividends paid, plus (ii) 90% of its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) ("Distribution Requirement"). Each Fund intends to continue to distribute substantially all of such income and its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) each taxable year.

     If for any taxable year a Fund does not qualify for treatment as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income" would be subject to federal income tax at the rate for net capital gain -- a maximum of 15%), and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, such a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

     Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income (i.e., capital gain in excess of its capital loss, adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) plus (iii) 100% of any retained amount of either from the prior year. While each Fund intends to distribute its income and capital gain in the manner necessary to minimize imposition of the Excise Tax, there can be no assurance that each Fund will be able to do so. In that event, a Fund will be liable for the Excise Tax only on the amount by which it does not meet the foregoing distribution requirement.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Certain of a Fund's investment practices are subject to special and complex federal income tax rules that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain to higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time when a purchase or sale of securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

     A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (i) at least 75% of its gross income for the taxable year is passive or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. (Certain elections may be available to a Fund to avoid such treatment.) The balance of a Fund's PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on qualified dividend income mentioned above.

     Interest, dividends and other income a Fund receives, and gains it realizes, on investments outside the United States may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between the United States and certain other countries may reduce or eliminate such taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The Funds do not expect that any of them will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns.

     A Fund may acquire zero coupon or other securities that are issued with original issue discount ("OID"). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets, from borrowings, or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF SHAREHOLDERS

     As long as a Fund qualifies for treatment as a RIC, distributions it makes to you from its investment company taxable income will be taxable to you as ordinary income to the extent of its earnings and profits. Each Fund currently expects that most of the dividends it pays will not be eligible for the dividends-received deduction available to corporations or the 15% maximum federal income tax rate on "qualified dividend income" received by individuals. A Fund's distributions to you of net capital gain that it properly designates as such ("capital gain dividends") will be taxable to you as long-term capital gain, regardless of how long you have held the Fund's shares. Capital gain dividends a Fund pays to individuals with respect to net capital gain it recognizes on sales or exchanges of capital assets through October 31, 2011, will be subject to a maximum federal income tax rate of 15%.

     A Fund may determine to retain for reinvestment all or part of its net capital gain. If a Fund does so, it may designate all or part of the retained amount as undistributed capital gains in a notice to its shareholders. If a Fund makes such a designation, it would be required to pay federal income tax at the rate of 35% on the undistributed gain ("Fund tax") and each shareholder subject to federal income tax (i) would be required to include in income, as long-term capital gain, his or her proportionate share of the designated gain (which would be taxed at the 15% rate mentioned above to the extent the Fund recognizes the designated gain on sales or exchanges of capital assets through December 31,
2010), (ii) would be entitled to credit his or her proportionate share of the Fund tax against his or her federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability and (iii) would increase the basis in his or her Fund shares by the difference between the included income and such share of the Fund tax.

     Distributions to you on a Fund's common shares are generally subject to federal income tax as described above, even though those distributions may economically represent a return of your investment. Those distributions are likely to occur on a Fund's common shares purchased when their net asset value includes gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the common shares' net asset value reflects unrealized losses. A Fund's distributions are taxable to you even if they are paid from income or gains the Fund earned before you invested in its shares (and thus were reflected in the price you paid).

     If a Fund makes a distribution to you in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your basis in your Fund shares and thereafter as capital gain. A return of capital is not taxable, but it reduces your basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of the shares. Current earnings and profits will be, and accumulated earnings and profits may be, treated as first being used to pay distributions on an Acquired Fund's preferred stock, and only the remaining earnings and profits will be treated as being used to pay distributions on its common stock.

     Dividends and other taxable distributions on a Fund's common shares are taxable to you even if they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by a Fund are generally treated as received by you at the time the distribution is made. However, a distribution a Fund declares in the last quarter of any calendar year that is payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distribution during the following January. Accordingly, that distribution will be taxed to those shareholders for the taxable year in which that December 31 falls.

     The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase common shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

     Each Fund will send you information after the end of each year setting forth the amount and tax status of any distributions it paid to you. Dividends may also be subject to state and local income taxes.

     Each Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption proceeds, if any, otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to properly furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from all distributions by a Fund otherwise payable to such a shareholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to you may be credited against your federal income tax liability.

     If you sell or otherwise dispose of common shares of a Fund, you will generally recognize a gain or loss in an amount equal to the difference between your basis in those shares and the amount you receive on the disposition. Any such gain or loss on common shares held as capital assets will be long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate on net capital gain described above) if you held those shares for more than one year; otherwise, any such gain or loss will be treated as short-term capital gain or loss. Any loss on the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (and amounts credited to you as undistributed capital gain) with respect to those shares. Any loss you realize on a disposition of common shares will be disallowed if you acquire other common shares within a 61-day period beginning 30 days before and ending 30 days after the disposition. In that case, your basis in the newly acquired shares will be adjusted to reflect the disallowed loss.

     Dividends a Fund pays to a foreign shareholder, other than (i) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (ii) capital gain dividends paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). However, two categories of dividends, "interest-related dividends" and "short-term capital gain dividends," if properly designated by a Fund, will be exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income," which generally consists of certain original issue discount, interest on obligations "in registered form" and interest on deposits, less allocable deductions). "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends a Fund pays to foreign investors, with certain exceptions, only with respect to its current taxable year (ending October 31, 2008), unless Congress enacts legislation extending its applicability.

                             ADDITIONAL INFORMATION

     A registration statement on Form N-14, relating to the shares offered by the Prospectus/Proxy Statement (the "Registration Statement"), has been filed by the Acquiring Fund with the SEC. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the such shares, reference is made to the Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for Highland Credit Strategies Fund and Prospect Street High Income Portfolio, PRO FORMA Highland Credit Strategies Fund financial statements including the proceeds of its rights offering and pro forma financial statements for the combined Fund. The PRO FORMA Combined Schedule of Investments and the PRO FORMA Combined Statement of Assets and Liabilities have been prepared as though the reorganization had been effective on December 31, 2007. The PRO FORMA Combined Statement of Operations reflects the results of Highland Credit Strategies Fund and Prospect Street High Income Portfolio for the twelve months ended December 31, 2007 as if the reorganization occurred on January 1, 2007.

The first table presents the Schedule of Investments for Highland Credit Strategies Fund and Prospect Street High Income Portfolio and PRO FORMA figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for Highland Credit Strategies Fund and Prospect Street High Income Portfolio, PRO FORMA figures for Highland Credit Strategies Fund including the proceeds of its rights offering, and estimated PRO FORMA figures for the combined Fund. The third table presents the Statements of Operations for Highland Credit Strategies Fund and Prospect Street High Income Portfolio, PRO FORMA figures for Highland Credit Strategies Fund including the proceeds of its rights offering, and estimated PRO FORMA figures for the combined Fund. These tables are followed by the Notes to the PRO FORMA Financial Statements.


                        PROSPECT   PRO FORMA
                         STREET    COMBINED                                                                               PRO FORMA
             HIGHLAND     HIGH     HIGHLAND                                                                    PROSPECT   COMBINED
             CREDIT      INCOME     CREDIT                                                       HIGHLAND    STREET HIGH  HIGHLAND
            STRATEGIES  PORTFOLIO STRATEGIES                                                     CREDIT       INCOME      CREDIT
           FUND (HCF)     (PHY)    FUND (HCF)                                                    STRATEGIES   PORTFOLIO   STRATEGIES
            PRINCIPAL   PRINCIPAL  PRINCIPAL                                                    FUND (HCF)      (PHY)     FUND (HCF)
           AMOUNT ($)  AMOUNT ($) AMOUNT ($)                 SECURITY                            VALUE ($)    VALUE ($)   VALUE ($)
---------------------- ---------- ---------- ------------------------------------------------  ------------ ------------ -----------
SENIOR LOANS (a)- 55.5%
AEROSPACE - AEROSPACE/DEFENSE -
0.9%
                                             AWAS Capital, Inc.
            2,022,750          -   2,022,750     Second Priority Term Loan, 11.25%, 03/15/13      1,951,953            -   1,951,953
                                             IAP Worldwide Services, Inc.
            2,969,697          -   2,969,697     First Lien Term Loan, 11.50%, 12/30/12           2,663,462            -   2,663,462
            2,000,000          -   2,000,000     Second Lien Term Loan, 17.00%, 06/30/13          1,600,000            -   1,600,000
                                             Travelport LLC
              356,888          -     356,888     Synthetic Letter of Credit, 7.45%, 08/23/13        339,640            -     339,640
            1,778,654          -   1,778,654     Tranche B Dollar Term Loan, 7.08%, 08/23/13      1,690,041            -   1,690,041
                                                                                               -------------------------------------
                                                                                                  8,245,096            -   8,245,096
                                                                                               -------------------------------------
AEROSPACE - AIRLINES
- 1.5%
                                             Delta Airlines, Inc.
            8,281,894          -   8,281,894     Term Loan Equipment Notes, 8.63%, 09/29/12       7,992,028            -   7,992,028
                                             Northwest Airlines, Inc.
            6,930,000          -   6,930,000     Term Loan, 6.97%, 08/21/13                       6,545,939            -   6,545,939
                                             US Airways Group, Inc.
                    -    500,000     500,000     Term Loan, 7.28%, 03/23/14                               -      463,330     463,330
                                                                                               -------------------------------------
                                                                                                 14,537,967      463,330  15,001,297
                                                                                               -------------------------------------
AUTOMOBILE - 1.4%
                                             Ford Motor Co.
           14,850,000          -  14,850,000     Term Loan, 8.70%, 12/15/13                      13,773,375            -  13,773,375
                                                                                               -------------------------------------
BROADCASTING - 2.4%
                                             Bresnan Communications, LLC
                    -  1,000,000   1,000,000     Additional Term Loan B, 06/30/13 (e)                     -      958,120     958,120
                                             ComCorp Broadcasting, Inc.
              622,034          -     622,034     Revolving Loan, 10.84%, 10/02/12 (b) (c)           622,034            -     622,034
           11,309,712          -  11,309,712     Term Loan, 10.44%, 04/02/13 (b)                 11,309,712            -  11,309,712
                                             Millennium Digital Media Systems, LLC
            9,060,582          -   9,060,582     First Lien Term Loan, 8.98%, 06/30/11            8,935,999            -   8,935,999
            1,238,322          -   1,238,322     Revolver, 8.43%, 06/30/11 (c)                    1,217,357            -   1,217,357
                                                                                               -------------------------------------
                                                                                                 22,085,102      958,120  23,043,222
                                                                                               -------------------------------------
CABLE - US CABLE -
0.2%
                                             Charter Communications Operating, LLC
            2,000,000          -   2,000,000     New Term Loan, 6.99%, 03/06/14                   1,872,200            -   1,872,200
                                                                                               -------------------------------------
CHEMICALS - COMMODITY & FERTILIZER - 0.2%
                                             Ferro Corp.
            1,677,500          -   1,677,500     Term Loan, 7.06%, 06/06/12                       1,639,756            -   1,639,756
                                                                                               -------------------------------------
CONSUMER DURABLES - 0.3%
                                             Rexair LLC
            2,559,468          -   2,559,468     First Lien Term Loan, 9.45%, 06/30/10            2,514,677            -   2,514,677
                                                                                               -------------------------------------
CONSUMER NON-DURABLES - 0.9%
                                             Camelbak Products LLC
            1,391,780          -   1,391,780     First Lien Term Loan, 9.18%, 08/04/11            1,303,624            -   1,303,624
                                             DS Waters of America, Inc.
            1,980,000          -   1,980,000     Term Loan, 7.10%, 10/27/12                       1,910,700            -   1,910,700
                                             Spectrum Brands, Inc.
            4,008,292          -   4,008,292     Dollar Term B Loan, 9.31%, 03/30/13              3,898,064            -   3,898,064
              201,369          -     201,369     Synthetic Letter of Credit, 4.57%, 03/30/13        195,832            -     195,832
                                             VNU Inc./Nielsen Finance LLC
            1,970,056          -   1,970,056     Dollar Term Loan, 7.18%, 08/09/13                1,880,182            -   1,880,182
                                                                                               -------------------------------------
                                                                                                  9,188,402            -   9,188,402
                                                                                               -------------------------------------

                                                               33


DIVERSIFIED MEDIA -
4.8%
                                             Clarke American Corp.
            1,990,000          -   1,990,000     Tranche B Term Loan, 7.70%, 06/30/14             1,795,975            -   1,795,975
                                             Endurance Business Media, Inc.
            3,000,000          -   3,000,000     Second Lien Term Loan, 12.10%, 01/26/14          2,970,000            -   2,970,000
                                             Metro-Goldwyn-Mayer Holdings II, Inc.
           10,333,487          -  10,333,487     Tranche B Term Loan, 8.61%, 04/08/12             9,594,642            -   9,594,642
            2,977,500          -   2,977,500     Tranche B-1 Term Loan, 8.45%, 04/08/12           2,766,842            -   2,766,842
                                             Penton Media, Inc.
            5,000,000          -   5,000,000     Second Lien Term Loan, 9.98%, 02/01/14           4,225,000            -   4,225,000
                                             Tribune Co.
           11,940,000          -  11,940,000     Initial Tranche B Advance, 7.91%, 05/19/14      10,286,191            -  10,286,191
            7,466,667          -   7,466,667     Tranche X Advance, 7.74%, 05/18/09               7,226,091            -   7,226,091
                                             Univision Communications, Inc.
                    -    110,738     110,738     Delayed Draw Term Loan, 09/29/14 (c) (e)                 -      101,148     101,148
                    -  2,389,262   2,389,262     Initial Term Loan, 09/29/14 (e)                          -    2,182,356   2,182,356
            6,000,000          -   6,000,000     Initial Term Loan, 09/29/14 (e)                  5,880,000            -   5,880,000
                                                                                               -------------------------------------
                                                                                                 44,744,741    2,283,505  47,028,246
                                                                                               -------------------------------------
ENERGY - EXPLORATION & PRODUCTION - 1.1%
                                             ATP Oil & Gas Corp.
           11,262,205          -  11,262,205     First Lien Term Loan, 8.48%, 04/14/10           11,132,014            -  11,132,014
                                                                                               -------------------------------------
ENERGY - OTHER ENERGY - 0.5%
                                             Alon USA Energy, Inc.
              218,889          -     218,889     Edington Facility, 7.10%, 06/22/13                 211,228            -     211,228
            1,751,111          -   1,751,111     Paramount Facility , 7.10%, 06/22/13             1,689,822            -   1,689,822
                                             Endeavour International Holding B.V.
            3,000,000          -   3,000,000     Second Lien Term Loan, 11.91%, 11/01/11          3,045,000            -   3,045,000
                                                                                               -------------------------------------
                                                                                                  4,946,050            -   4,946,050
                                                                                               -------------------------------------
FINANCIAL - 0.5%
                                             Concord Re Ltd.
            5,000,000          -   5,000,000     Term Loan, 9.61%, 02/29/12                       4,975,000            -   4,975,000
                                                                                               -------------------------------------
FOOD/TOBACCO - BEVERAGES & BOTTLING - 0.2%
                                             PBM Holdings, Inc.
            1,888,356          -   1,888,356     Term Loan, 7.35%, 09/28/12                       1,850,589            -   1,850,589
                                                                                               -------------------------------------
FOOD/TOBACCO - RESTAURANTS - 0.2%
                                             Restaurant Co., The
            1,970,000          -   1,970,000     Term Loan, 7.62%, 05/09/13                       1,861,650            -   1,861,650
                                                                                               -------------------------------------
FOREST PRODUCTS - PAPER - 1.1%
                                             Verso Paper Financial Holding LLC
           11,000,000          -  11,000,000     Unsecured Loan, 11.16%, 02/01/13                10,395,000            -  10,395,000
                                                                                               -------------------------------------
GAMING/LEISURE - GAMING - 1.6%
                                             Drake Hotel Acquisition
            6,041,285          -   6,041,285     B Note 1, 12.90%, 04/01/08                       6,041,285            -   6,041,285
                                             Fontainebleu Florida Hotel LLC
           10,000,000          -  10,000,000     Tranche C Term Loan, 11.11%, 06/06/12            9,375,000            -   9,375,000
                                                                                               -------------------------------------
                                                                                                 15,416,285            -  15,416,285
                                                                                               -------------------------------------
GAMING/LEISURE - OTHER LEISURE - 3.1%
                                             Cedar Fair L.P.
            3,940,000          -   3,940,000     US Term Loan, 6.82%, 08/30/12                    3,737,484            -   3,737,484
                                             Kuilima Resort Co.
            5,954,660          -   5,954,660     First Lien Term Loan, 11.50%, 09/30/10           5,666,871            -   5,666,871
                                             Lake at Las Vegas Joint Venture
            9,000,000          -   9,000,000     Additional Term Loan, 12.50%, 01/24/08           9,000,000            -   9,000,000
            2,407,407          -   2,407,407     Synthetic Revolver, 11.96%, 06/20/12 (d)         1,119,444            -   1,119,444
           18,193,575          -  18,193,575     Term Loan, 16.35%, 06/20/12 (d)                  8,460,013            -   8,460,013
                                             Orbitz Worldwide, Inc.
            1,995,000          -   1,995,000     Term Loan, 7.84%, 07/25/14                       1,890,263            -   1,890,263
                                                                                               -------------------------------------
                                                                                                 29,874,075            -  29,874,075
                                                                                               -------------------------------------

                                                               34


HEALTHCARE - ACUTE CARE - 3%
                                             Alliance Imaging, Inc.
            8,795,180          -   8,795,180     Tranche C Term Loan, 7.52%, 12/29/11             8,663,252            -   8,663,252
                                             HCA, Inc.
           12,870,000          -  12,870,000     Tranche B Term Loan, 7.45%, 11/17/13            12,403,462            -  12,403,462
                                             National Mentor Holdings, Inc.
              230,000          -     230,000     Institutional Line of Credit Facility, 5.32%,      225,400            -     225,400
                                                 06/29/13
            3,713,450          -   3,713,450     Tranche B Term Loan, 7.20%, 06/29/13             3,639,181            -   3,639,181
                                             Triumph Healthcare Second Holdings LLC
            4,500,000          -   4,500,000     Second Lien Term Loan, 12.90%, 07/28/14          4,387,500            -   4,387,500
                                                                                               -------------------------------------
                                                                                                 29,318,795            -  29,318,795
                                                                                               -------------------------------------
HEALTHCARE - ALTERNATE SITE SERVICES - 0.3%
                                             LifeCare Holdings
            2,984,733          -   2,984,733     Term Loan, 8.20%, 08/11/12                       2,643,339            -   2,643,339
                                                                                               -------------------------------------
HEALTHCARE - MEDICAL PRODUCTS - 3%
                                             CCS Medical, Inc.
            9,851,731  1,977,349  11,829,080     First Lien Term Loan, 8.10%, 09/30/12            9,527,412    1,912,255  11,439,667
                                             Danish Holdco A/S
            3,077,311          -   3,077,311     Mezzanine Facility, 12.73%, 05/01/17 PIK         2,984,991            -   2,984,991
            2,500,000          -   2,500,000     Second Lien Term Facility D, 8.98%, 11/01/16     2,300,000            -   2,300,000
                                             Golden Gate National Senior Care LLC
            4,000,000          -   4,000,000     Second Lien Term Loan, 12.56%, 09/14/11          3,960,000            -   3,960,000
                                             HealthSouth Corp.
            2,946,052          -   2,946,052     Term Loan B, 7.75%, 03/11/13                     2,819,608            -   2,819,608
                                             Nyco Holdings 3 ApS
            3,500,000          -   3,500,000     Facility A, 12/29/13 (e)                         3,130,330            -   3,130,330
                                             Warner Chilcott Co., Inc.
            1,682,626          -   1,682,626     Tranche B Acquisition Date Term Loan, 7.36%,     1,634,267            -   1,634,267
                                                 01/18/12
                                             Warner Chilcott Corp.
              578,754          -     578,754     Tranche C Acquisition Date Term Loan, 7.36%,       562,121            -     562,121
                                                 01/18/12
                                                                                               -------------------------------------
                                                                                                 26,918,729    1,912,255  28,830,984
                                                                                               -------------------------------------
HOUSING - BUILDING MATERIALS - 2.8%
                                             Custom Building Products, Inc.
            5,175,258          -   5,175,258     First Lien Term Loan, 6.98%, 10/20/11            4,890,619            -   4,890,619
            1,625,000          -   1,625,000     Second Lien Term Loan, 10.20%, 04/20/12          1,543,750            -   1,543,750
                                             Realogy Corp.
                    -  1,574,920   1,574,920     Initial Term B Loan, 10/10/13 (e)                        -    1,384,827   1,384,827
                    -    425,080     425,080     Synthetic Letter of Credit, 10/10/13 (e)                 -      373,968     373,968
                                             Roofing Supply Group LLC
            3,960,000          -   3,960,000     First Lien Term Loan, 9.20%, 08/31/13            3,564,000            -   3,564,000
                                             Spirit Finance Corp.
            3,000,000          -   3,000,000     Term Loan, 7.91%, 08/01/13                       2,622,480            -   2,622,480
                                             WAICCS Las Vegas 3 LLC
            6,000,000          -   6,000,000     First Lien Term Loan, 8.19%, 07/30/08            5,820,000            -   5,820,000
            7,000,000          -   7,000,000     Second Lien Term Loan, 14.25%, 07/30/08          6,790,000            -   6,790,000
                                                                                               -------------------------------------
                                                                                                 25,230,849    1,758,796  26,989,645
                                                                                               -------------------------------------
HOUSING - REAL ESTATE DEVELOPMENT - 4%
                                             DESA LLC
              418,880          -     418,880     Term Loan, 14.25%, 11/26/11                        376,297            -     376,297
                                             Ginn LA Conduit Lender, Inc.
            2,358,201          -   2,358,201     First Lien Tranche A Credit-Linked Deposit,      1,924,882            -   1,924,882
                                                 5.10%, 06/08/11
            5,067,988          -   5,067,988     First Lien Tranche B Term Loan, 8.70%,           4,136,745            -   4,136,745
                                                 06/08/11
                                             LNR Property Corp.
           10,000,000          -  10,000,000     Initial Tranche B Term Loan, 7.63%, 07/12/11     9,541,700            -   9,541,700
                                             MPH Mezzanine II, LLC
            6,000,000          -   6,000,000     Mezzanine 2B, 8.27%, 02/09/08 (b)                5,992,680            -   5,992,680
                                             MPH Mezzanine III, LLC
            4,000,000          -   4,000,000     Mezzanine 3, 9.27%, 02/09/08                     3,990,000            -   3,990,000
                                             November 2005 Land Investors, LLC
            2,500,000          -   2,500,000     Second Lien Term Loan, 11.81%, 05/09/12          1,250,000            -   1,250,000
                                             Westgate Investments LLC
            7,757,893          -   7,757,893     Senior Secured Loan, 13.00%, 09/25/10 (f)        8,068,209            -   8,068,209
            1,740,500          -   1,740,500     Senior Unsecured Loan, 18.00%, 09/25/12          1,792,715            -   1,792,715
                                             Weststate Land Partners LLC
                    -  2,000,000   2,000,000     Second Lien Term Loan, 13.22%, 05/01/08                  -    1,970,000   1,970,000
                                                                                               -------------------------------------
                                                                                                 37,073,228    1,970,000  39,043,228
                                                                                               -------------------------------------

                                                               35


INFORMATION TECHNOLOGY - 2.8%
                                             DTN, Inc.
            1,990,000          -   1,990,000     First Lien Tranche C Term Loan, 8.18%,           1,960,150            -   1,960,150
                                                 03/10/13
                                             Freescale Semiconductor, Inc.
                    -  3,840,302   3,840,302     Term Loan, 7.33%, 11/29/13                               -    3,564,453   3,564,453
                                             Infor Enterprise Solutions Holdings, Inc.
            2,708,571          -   2,708,571     Delayed Draw Term Loan, 8.95%, 07/28/12          2,548,874            -   2,548,874
            3,000,000          -   3,000,000     Dollar Tranche B-1, Second Lien Term Loan,       2,700,000            -   2,700,000
                                                 10.81%, 03/02/14
            5,191,429          -   5,191,429     Initial US Term Facility, 9.11%, 07/28/12        4,942,655            -   4,942,655
            2,566,667          -   2,566,667     Second Lien Delayed Draw Term Loan, 11.45%,      2,319,625            -   2,319,625
                                                 03/02/14
            4,433,333          -   4,433,333     Second Lien Term Loan, 11.45%, 03/02/14          4,006,625            -   4,006,625
                                             Metrologic Instruments, Inc.
            2,000,000          -   2,000,000     Second Lien Term Loan, 11.08%, 12/21/13          1,927,500            -   1,927,500
                                             Secure Computing Corp.
            1,222,222          -   1,222,222     Term Loan, 8.45%, 08/31/13                       1,210,000            -   1,210,000
                                             Serena Software, Inc.
            1,840,000          -   1,840,000     Term Loan, 7.18%, 03/11/13                       1,787,119            -   1,787,119
                                                                                               -------------------------------------
                                                                                                 23,402,548    3,564,453  26,967,001
                                                                                               -------------------------------------
MANUFACTURING - 2.4%
                                             Acument Global Technologies, Inc.
            7,902,475          -   7,902,475     Term Loan, 8.33%, 08/11/13                       7,744,425            -   7,744,425
                                             CST Industries, Inc.
            2,962,500          -   2,962,500     Term Loan, 7.90%, 08/09/13                       2,795,800            -   2,795,800
                                             Generac Acquisition Corp.
            1,666,667          -   1,666,667     Second Lien Term Loan, 11.23%, 05/10/14          1,367,717            -   1,367,717
                                             Global Petroleum Inc.
            5,900,101          -   5,900,101     Term Loan, 9.49%, 09/18/13                       5,723,098            -   5,723,098
                                             Hunter Defense Technologies, Inc.
            1,000,000          -   1,000,000     First Lien Term B Loan, 8.08%, 08/13/14            955,000            -     955,000
                                             Matinvest 2 SAS / Butterfly Wendal US, Inc.
            2,250,000          -   2,250,000     B-2 Facility, 7.40%, 06/22/14                    2,098,125            -   2,098,125
            2,250,000          -   2,250,000     C-2 Facility, 7.65%, 06/22/15                    2,109,375            -   2,109,375
                                             Matinvest 2 SAS / Deutsche Connector
            1,011,458          -   1,011,458     Mezz A USD Facility, 9.33%, 06/22/16               940,656            -     940,656
                                                                                               -------------------------------------
                                                                                                 23,734,196            -  23,734,196
                                                                                               -------------------------------------
METALS/MINERALS - OTHER METALS/MINERALS - 1.1%
                                             Euramax International Holdings B.V.
            1,326,316          -   1,326,316     Second Lien European Loan, 13.36%, 06/29/13      1,027,895            -   1,027,895
                                             Euramax International, Inc.
            2,753,611          -   2,753,611     First Lien Domestic Term Loan, 8.24%, 06/29/12   2,450,713            -   2,450,713
            3,673,684          -   3,673,684     Second Lien Domestic Term Loan, 13.24%,          3,039,974            -   3,039,974
                                                 06/29/13
                                             Oglebay Norton Co.
            1,518,943          -   1,518,943     Tranche B Term Loan, 7.50%, 07/31/12             1,496,159            -   1,496,159
                                             United Central Industrial Supply Co., L.L.C.
            1,615,602          -   1,615,602     Term Loan, 7.91%, 03/31/12                       1,575,211            -   1,575,211
                                             Universal Buildings Products, Inc.
            1,455,231          -   1,455,231     Term Loan, 8.24%, 04/28/12                       1,338,813            -   1,338,813
                                                                                               -------------------------------------
                                                                                                 10,928,765            -  10,928,765
                                                                                               -------------------------------------
RETAIL - 2.8%
                                             Blockbuster, Inc.
            2,352,062          -   2,352,062     Tranche B Term Loan, 9.43%, 08/20/11             2,266,400            -   2,266,400
                                             Burlington Coat Factory Warehouse Corp.
           11,680,028    493,530  12,173,558     Term Loan, 7.32%, 05/28/13                      10,447,084      441,433  10,888,517
                                             CSK Auto, Inc.
            2,962,687          -   2,962,687     Term Loan, 8.25%, 06/30/12                       2,755,299            -   2,755,299
                                             Home Interiors & Gifts, Inc.
            7,223,706          -   7,223,706     Initial Term Loan, 10.36%, 03/31/11              3,918,861            -   3,918,861
                                             Sports Authority, Inc., The
            1,970,000          -   1,970,000     Term Loan B, 7.08%, 05/03/13                     1,827,175            -   1,827,175
                                             Toys "R" Us
            5,970,149          -   5,970,149     Tranche B Term Loan, 9.16%, 07/19/12             5,876,895            -   5,876,895
                                                                                               -------------------------------------
                                                                                                 27,091,714      441,433  27,533,147
                                                                                               -------------------------------------
SERVICE - ENVIRONMENTAL SERVICES - 0.8%
                                             Safety-Kleen Systems, Inc.
            1,627,119          -   1,627,119     Synthetic Letter of Credit, 4.75%, 08/02/13      1,562,034            -   1,562,034
            6,174,915          -   6,174,915     Term Loan B, 7.75%, 08/02/13                     6,051,417            -   6,051,417
                                                                                               -------------------------------------
                                                                                                  7,613,451            -   7,613,451
                                                                                               -------------------------------------

                                                               36


SERVICE - OTHER SERVICES - 2.1%
                                             Cydcor, Inc.
            3,000,000          -   3,000,000     Second Lien Term Loan, 11.30%, 01/30/14          2,985,000            -   2,985,000
                                             Education Management LLC
            2,912,289          -   2,912,289     Tranche C Term Loan, 6.63%, 06/01/13             2,780,333            -   2,780,333
                                             NES Rentals Holdings, Inc.
            7,765,705          -   7,765,705     Second Lien Permanent Term Loan, 12.13%,         7,299,762            -   7,299,762
                                                 07/20/13
                                             Sabre, Inc.
            4,859,038          -   4,859,038     Initial Term Loan, 6.96%, 09/30/14               4,428,236            -   4,428,236
                                             Survey Sampling International LLC
            1,315,028          -   1,315,028     Term Loan, 7.33%, 05/06/11                       1,262,427            -   1,262,427
                                             United Rentals, Inc.
            1,633,916          -   1,633,916     Initial Term Loan, 7.11%, 02/14/11               1,597,969            -   1,597,969
              309,692          -     309,692     Tranche B Credit-Linked Deposit, 5.43%,            302,984            -     302,984
                                                 02/14/11
                                                                                               -------------------------------------
                                                                                                 20,656,711            -  20,656,711
                                                                                               -------------------------------------
TELECOMMUNICATIONS - 1.1%
                                             American Messaging Services, Inc.
            2,300,901          -   2,300,901     Senior Secured Note, 11.38%, 09/03/08            2,312,406            -   2,312,406
                                             PaeTec Communications, Inc.
            4,177,367          -   4,177,367     Initial Term Loan, 7.35%, 02/05/13               4,136,262            -   4,136,262
                                             Sorenson Communications, Inc.
            1,824,792          -   1,824,792     Tranche C Term Loan, 8.00%, 02/28/13             1,778,607            -   1,778,607
                                             Stratos Global Corp./Stratos Funding LP
            1,225,000          -   1,225,000     Term B Facility, 7.59%, 02/13/12                 1,192,084            -   1,192,084
                                             Time Warner Telecom Holdings Inc.
              990,000          -     990,000     Term Loan B, 6.85%, 01/07/13                       957,825            -     957,825
                                                                                               -------------------------------------
                                                                                                 10,377,184            -  10,377,184
                                                                                               -------------------------------------
TRANSPORTATION - AUTO - 2.1%
                                             BST Safety Textiles Acquisition GMBH
            2,662,000          -   2,662,000     Second Lien Facility, 12.49%, 06/30/09           2,395,800            -   2,395,800
                                             Dana Corp.
            3,000,000          -   3,000,000     DIP Term Loan, 7.36%, 04/13/08                   2,994,750            -   2,994,750
                                             Delphi Corp.
            5,000,000          -   5,000,000     Tranche C Term Loan, 8.94%, 12/31/08             4,988,100            -   4,988,100
                                             Lear Corp.
            4,940,090          -   4,940,090     First Lien Term Loan B, 7.79%, 04/25/12          4,804,238            -   4,804,238
                                             Motor Coach Industries International, Inc.
            5,752,270          -   5,752,270     Second Lien Term Loan, 13.64%, 12/01/08          5,579,702            -   5,579,702
                                                                                               -------------------------------------
                                                                                                 20,762,590            -  20,762,590
                                                                                               -------------------------------------
TRANSPORTATION - LAND - 0.6%
                                             New Century Transportation, Inc.
            1,973,842          -   1,973,842     Term Loan B, 8.08%, 08/14/12                     1,677,765            -   1,677,765
                                             SIRVA Worldwide, Inc.
              831,429          -     831,429     Revolver, 12.43%, 12/01/08 (c)                     552,900            -     552,900
               17,143          -      17,143     Revolver, 12.38%, 12/01/08 (c)                      11,400            -      11,400
            6,008,774          -   6,008,774     Tranche B Term Loan, 12.50%, 12/01/10            3,909,489            -   3,909,489
                                                                                               -------------------------------------
                                                                                                  6,151,554            -   6,151,554
                                                                                               -------------------------------------
UTILITIES - 3.3%
                                             ANP Funding I, LLC
            4,888,889          -   4,888,889     Tranche A Term Loan, 8.73%, 07/29/10             4,856,280            -   4,856,280
                                             Calpine Construction Finance Company, L.P.
                    -      5,508       5,508     First Lien Term Loan, 11.34%, 08/26/09                   -        5,663       5,663
                                             Coleto Creek Power, LP
            5,465,915          -   5,465,915     First Lien Term Loan, 7.95%, 06/28/13            5,274,607            -   5,274,607
            4,925,000          -   4,925,000     Second Lien Term Loan, 8.83%, 06/28/13           4,752,625            -   4,752,625
              382,166          -     382,166     Synthetic Facility, 5.10%, 06/28/13                368,790            -     368,790
                                             Entegra TC LLC
            6,198,643          -   6,198,643     Third Lien Term Loan, 11.20%, 04/19/14           5,815,133            -   5,815,133
                                             GBGH LLC (U S Energy)
            5,128,912          -   5,128,912     First Lien Term Loan, 14.25%, 08/07/13           5,141,734            -   5,141,734
            5,478,811          -   5,478,811     Second Lien Term Loan, 7.89%, 08/07/14           5,492,508            -   5,492,508
                                                                                               -------------------------------------
                                                                                                 31,701,677        5,663  31,707,340
                                                                                               -------------------------------------
WIRELESS - CELLULAR/PCS - 1.3%
                                             Cricket Communications, Inc.
            1,970,000          -   1,970,000     Term Loan B, 7.83%, 06/16/13                     1,946,596            -   1,946,596
                                             Insight Midwest Holdings, LLC
            8,000,000          -   8,000,000     Term Loan B, 7.00%, 04/07/14                     7,708,880            -   7,708,880
                                             Level 3 Financing, Inc.
            3,000,000          -   3,000,000     New Term Loan, 7.49%, 03/13/14                   2,896,500            -   2,896,500
                                                                                               -------------------------------------
                                                                                                 12,551,976            -  12,551,976
                                                                                               -------------------------------------

                                                               37


WIRELESS COMMUNICATIONS - 1%
                                             Clearwire Corp.
            9,975,000          -   9,975,000     Term Loan, 11.15%, 07/03/12                      9,625,875            -   9,625,875
                                                                                               -------------------------------------
                                             TOTAL SENIOR LOANS                                 524,835,160   13,357,554 538,192,714
                                                                                               -------------------------------------

FOREIGN DENOMINATED SENIOR LOANS
(a) - 10.3%
AUSTRALIA - 2%
AUD
                                             Seven Media Group
           22,940,476          -  22,940,476     Facility A Term Loan, 12/22/13                  19,463,019            -  19,463,019
                                                                                               -------------------------------------
FRANCE - 2.1%
EUR
                                             Ypso Holding SA
            2,012,048          -   2,012,048     Eur B Acq 1 Facility, 7.43%, 06/15/14            2,818,373            -   2,818,373
            3,282,814          -   3,282,814     Eur B Acq 2 Facility, 7.43%, 06/15/14            4,598,397            -   4,598,397
            5,213,674          -   5,213,674     Eur B Recap 1 Facility, 7.43%, 06/15/14          7,277,282            -   7,277,282
            1,389,750          -   1,389,750     Eur C Acq Facility, 7.68%, 12/31/15              1,953,538            -   1,953,538
            2,610,250          -   2,610,250     Eur C Recap Facility, 7.68%, 12/31/15            3,669,165            -   3,669,165
                                                                                               -------------------------------------
                                                                                                 20,316,755            -  20,316,755
                                                                                               -------------------------------------
NETHERLANDS - 1%
EUR
                                             Amsterdamse Beheer- En Consultingmaatschappij B.V.
                                             Casema
            2,500,000          -   2,500,000     Kabelcom B Term Loan, 6.67%, 09/12/14            3,595,735            -   3,595,735
            2,500,000          -   2,500,000     Kabelcom C Term Loan, 7.17%, 09/12/15            3,636,855            -   3,636,855
            1,500,000          -   1,500,000     Kabelcom D Term Loan Second Lien, 8.41%,         2,170,227            -   2,170,227
                                                 03/12/16
                                                                                               -------------------------------------
                                                                                                  9,402,817            -   9,402,817
                                                                                               -------------------------------------
SWEDEN - 0.5%
SEK
                                             Nordic Cable Acquisition Co., Sub-Holding AB
           15,333,333          -  15,333,333     Facility B2, 6.67%, 01/31/14                     2,289,372            -   2,289,372
           14,666,667          -  14,666,667     Facility C2, 6.79%, 01/31/15                     2,201,180            -   2,201,180
                                                                                               -------------------------------------
                                                                                                  4,490,552            -   4,490,552
                                                                                               -------------------------------------
UNITED KINGDOM - 1.1%
GBP
                                             Mobileserv Ltd.
            2,764,925          -   2,764,925     Facility B , 8.82%, 09/22/14                     4,855,901            -   4,855,901
            3,250,000          -   3,250,000     Facility C, 9.32%, 09/22/15                      5,733,561            -   5,733,561
                                                                                               -------------------------------------
                                                                                                 10,589,462            -  10,589,462
                                                                                               -------------------------------------

                                             TOTAL FOREIGN DENOMINATED SENIOR LOANS              64,262,605            -  64,262,605
                                                                                               -------------------------------------
ASSET-BACKED SECURITIES (g) - 0.5%
                                             Commercial Industrial Finance Corp.
            1,000,000          -   1,000,000     Series 2006-1BA, Class B2L, 8.88%, 12/22/20        728,906            -     728,906
                                             Marquette US/European CLO, PLC
            1,000,000          -   1,000,000     Series 2006-1A, Class D1, 6.99%, 07/15/20 (h)      822,969            -     822,969
                                             Ocean Trails CLO
            1,000,000          -   1,000,000     Series 2006-1A, Class D, 9.00%, 10/12/20 (h)       757,969            -     757,969
                                             Venture CDO, Ltd.
            2,000,000          -   2,000,000     Series 2007-9A, Class D, 9.27%, 10/12/21 (h)     1,884,062            -   1,884,062
                                             Westbrook CLO, Ltd.
            1,000,000          -   1,000,000     Series 2006-1A, Class D, 6.63%, 12/20/20 (h)       788,750            -     788,750
                                                                                               -------------------------------------

                                             TOTAL ASSET-BACKED SECURITIES                        4,982,656            -   4,982,656
                                                                                               -------------------------------------

                                                               38


FOREIGN ASSET-BACKED SECURITIES (g) - 0.6%

IRELAND - 0.6%
EUR
                                             Static Loan Funding
            2,000,000          -   2,000,000     Series 2007-1X, Class D, 07/31/17                2,793,982            -   2,793,982
            2,000,000          -   2,000,000     Series 2007-1X, Class E, 07/31/17                2,815,913            -   2,815,913
                                                                                               -------------------------------------

                                             TOTAL FOREIGN ASSET-BACKED SECURITIES                5,609,895            -   5,609,895
                                                                                               -------------------------------------

CORPORATE NOTES AND BONDS - 29.8%
AEROSPACE - AIRLINES - 0.2%
                                             Delta Airlines, Inc.
            5,000,000          -   5,000,000     8.00%, 06/30/23 (d)                                244,000            -     244,000
                    -  4,000,000   4,000,000     8.30%, 08/11/20 (d) (l)                                  -      200,000     200,000
                                             Northwest Airlines, Inc.
                    -  1,899,659   1,899,659     Series 2002-1, Class C2, 9.06%, 05/20/12                 -    1,914,322   1,914,322
                    -  1,500,000   1,500,000     8.88%, 12/30/27 (d) (l)                                  -       56,250      56,250
                                                                                               -------------------------------------
                                                                                                    244,000    2,170,572   2,414,572
                                                                                               -------------------------------------
BROADCASTING - 1%
                                             Univision Communications, Inc.
            6,000,000  2,960,000   8,960,000     9.75%, 03/15/15 PIK (h)                          5,497,500    2,712,100   8,209,600
                                             Young Broadcasting, Inc.
                    -  2,000,000   2,000,000     10.00%, 03/01/11                                         -    1,572,500   1,572,500
                                                                                               -------------------------------------
                                                                                                  5,497,500    4,284,600   9,782,100
                                                                                               -------------------------------------
CABLE - US CABLE - 1.7%
                                             CCH I Holdings LLC
            1,250,000          -   1,250,000     9.92%, 04/01/14                                    739,062            -     739,062
            3,375,000          -   3,375,000     10.00%, 05/15/14                                 2,012,344            -   2,012,344
            2,500,000          -   2,500,000     11.75%, 05/15/14                                 1,593,750            -   1,593,750
                                             CCH I LLC
            8,358,000  4,861,000  13,219,000     11.00%, 10/01/15                                 6,853,560    3,986,020  10,839,580
                                             Charter Communications, Inc., Convertible
            2,634,000          -   2,634,000     6.50%, 10/01/27                                  1,600,155            -   1,600,155
                                                                                               -------------------------------------
                                                                                                 12,798,871    3,986,020  16,784,891
                                                                                               -------------------------------------
CONSUMER NON-DURABLES - 2.8%
                                             Ames True Temper, Inc.
            3,000,000  2,000,000   5,000,000     9.24%, 01/15/12 (g)                              2,565,000    1,710,000   4,275,000
            1,500,000  1,375,000   2,875,000     10.00%, 07/15/12 (l)                               832,500      763,125   1,595,625
                                             Outsourcing Services Group, Inc.
                    -    801,760     801,760     9.00%, 03/01/09 PIK (b)                                  -            -           -
                                             Spectrum Brands, Inc.
                    -  2,000,000   2,000,000     11.50%, 10/02/13 PIK (g) (l)                             -    1,810,000   1,810,000
                    -  2,450,000   2,450,000     7.38%, 02/01/15 (l)                                      -    1,825,250   1,825,250
                                             Solo Cup Co.
           11,875,000  8,300,000  20,175,000     8.50%, 02/15/14 (l)                             10,271,875    7,179,500  17,451,375
                                                                                               -------------------------------------
                                                                                                 13,669,375   13,287,875  26,957,250
                                                                                               -------------------------------------
DIVERSIFIED MEDIA - 0.6%
                                             Network Communications, Inc.
            4,500,000  1,500,000   6,000,000     10.75%, 12/01/13                                 4,432,500    1,477,500   5,910,000
                                                                                               -------------------------------------
ELECTRONICS - 0.1%
                                             WII Components, Inc.
                    -  1,000,000   1,000,000     10.00%, 02/15/12                                         -    1,007,500   1,007,500
                                                                                               -------------------------------------
ENERGY - EXPLORATION & PRODUCTION - 0.2%
                                             McMoran Exploration Co.
                    -  1,800,000   1,800,000     11.88%, 11/15/14                                         -    1,815,750   1,815,750
                                             Opti Canada, Inc.
              375,000          -     375,000     8.25%, 12/15/14 (h)                                373,125            -     373,125
                                                                                               -------------------------------------
                                                                                                    373,125    1,815,750   2,188,875
                                                                                               -------------------------------------

                                                               39


ENERGY - OTHER ENERGY - 1.1%
                                             Energy XXI Gulf Coast, Inc.
            6,000,000  1,750,000   7,750,000     10.00%, 06/15/13                                 5,535,000    1,614,375   7,149,375
                                             Helix Energy Solutions
            2,000,000  1,100,000   3,100,000     9.50%, 01/15/16 (h)                              2,045,000    1,124,750   3,169,750
                                                                                               -------------------------------------
                                                                                                  7,580,000    2,739,125  10,319,125
                                                                                               -------------------------------------
FINANCIAL - 2.1%
                                             HUB International Holdings, Inc.
           14,200,000  7,000,000  21,200,000     10.25%, 06/15/15 (h)                            12,141,000    5,985,000  18,126,000
                                             Penhall International, Corp.
            2,000,000          -   2,000,000     12.00%, 08/01/14 (h)                             1,870,000            -   1,870,000
                                                                                               -------------------------------------
                                                                                                 14,011,000    5,985,000  19,996,000
                                                                                               -------------------------------------
FOOD AND DRUG - 0.1%
                                             Cinacalcet Royalty Sub LLC
              441,291          -     441,291     8.00%, 03/30/17                                    516,311            -     516,311
                                                                                               -------------------------------------
FOOD/TOBACCO - 1.7%
                                             Chiquita Brands International, Inc.
            3,000,000  5,300,000   8,300,000     7.50%, 11/01/14                                  2,647,500    4,677,250   7,324,750
            5,000,000          -   5,000,000     8.88%, 12/01/15                                  4,550,000            -   4,550,000
                                             Land O' Lakes Capital Trust I
                    -    500,000     500,000     7.45%, 03/15/28 (h)                                      -      440,000     440,000
                                             Pinnacle Foods Group Inc.
                    -    500,000     500,000     9.25%, 04/01/15 (h)                                      -      458,750     458,750
                    -  2,000,000   2,000,000     10.63%, 04/01/17 (h) (l)                                 -    1,730,000   1,730,000
                                             Select Medical Corporation
                    -    975,000     975,000     7.63%, 02/01/15                                          -      838,500     838,500
                    -  1,162,000   1,162,000     11.26%, 09/15/15 (g) (l)                                 -    1,016,750   1,016,750
                                                                                               -------------------------------------
                                                                                                  7,197,500    9,161,250  16,358,750
                                                                                               -------------------------------------
FOREST PRODUCTS - CONTAINERS - 0%
                                             NewPage Corporation
                    -    279,321     279,321     11.82%, 11/01/13 PIK (g)                                 -      269,545     269,545
                                                                                               -------------------------------------
GAMING/LEISURE - OTHER LEISURE - 2%
                                             Six Flags, Inc.
            4,081,000  2,267,000   6,348,000     4.50%, 05/15/15                                  2,963,826    1,646,409   4,610,235
            4,500,000  2,000,000   6,500,000     8.88%, 02/01/10 (l)                              3,712,500    1,650,000   5,362,500
                                             Tropicana Entertainment LLC
            6,525,000  8,000,000  14,525,000     9.63%, 12/15/14 (h) (l)                          4,176,000    5,120,000   9,296,000
                                                                                               -------------------------------------
                                                                                                 10,852,326    8,416,409  19,268,735
                                                                                               -------------------------------------
HEALTHCARE - ACUTE CARE - 3.1%
                                             Argatroban Royalty Sub LLC
            9,803,340  3,640,494  13,443,834     18.50%, 09/21/14                                 9,852,357    3,658,696  13,511,053
                                             Eszopiclone Royalty Sub LLC
                    -  1,794,000   1,794,000     12.00%, 06/30/14                                         -    1,865,760   1,865,760
                                             HCA, Inc.
           10,000,000          -  10,000,000     6.30%, 10/01/12                                  8,950,000                8,950,000
                    -    500,000     500,000     7.50%, 11/15/49                                          -      384,623     384,623
                    -    500,000     500,000     7.69%, 06/15/25                                          -      416,451     416,451
            3,000,000          -   3,000,000     8.36%, 04/15/24                                  2,652,669            -   2,652,669
                                             Risperidone Royalty Sub LLC
                    -  2,000,000   2,000,000     7.00%, 01/01/18                                          -    1,830,000   1,830,000
                                                                                               -------------------------------------
                                                                                                 21,455,026    8,155,529  29,610,555
                                                                                               -------------------------------------
HEALTHCARE - ALTERNATE SITE SERVICES - 0.3%
                                             LifeCare Holdings
            5,000,000          -   5,000,000     9.25%, 08/15/13                                  3,325,000            -   3,325,000
                                                                                               -------------------------------------
HOUSING - BUILDING MATERIALS - 2.2%
                                             Associated Materials, Inc.
                    -  1,767,000   1,767,000     0.00%, 03/01/14 (l) (m)                                  -    1,139,715   1,139,715
                                             Masonite Corp.
            4,000,000    250,000   4,250,000     11.00%, 04/06/15 (l)                             3,140,000      196,250   3,336,250
                                             Realogy Corp.
            8,000,000  5,000,000  13,000,000     10.50%, 04/15/14 (h) (l)                         6,000,000    3,750,000   9,750,000
            5,500,000          -   5,500,000     11.00%, 04/15/14 PIK (h)                         3,836,250            -   3,836,250
            4,000,000    570,000   4,570,000     12.38%, 04/15/15 (h) (l)                         2,530,000      360,525   2,890,525
                                                                                               -------------------------------------
                                                                                                 15,506,250    5,446,490  20,952,740
                                                                                               -------------------------------------

                                                               40


INFORMATION TECHNOLOGY - 2.7%
                                             Charys Holding Co., Inc.
                    -  2,500,000   2,500,000     8.75%, 02/16/12 (h)                                      -    1,762,500   1,762,500
                                             Freescale Semiconductor, Inc.
            3,800,000          -   3,800,000     10.13%, 12/15/16                                 3,154,000            -   3,154,000
                    -  2,000,000   2,000,000     8.87%, 12/15/14 (g)                                      -    1,710,000   1,710,000
                                             MagnaChip Semiconductor
            8,000,000  6,500,000  14,500,000     8.24%, 12/15/11 (g)                              7,160,000    5,817,500  12,977,500
                                             NXP BV/NXP Funding LLC
            2,000,000          -   2,000,000     7.99%, 10/15/13 (g)                              1,847,500            -   1,847,500
                                             Spansion LLC
            5,000,000          -   5,000,000     11.25%, 01/15/16 (h)                             4,275,000            -   4,275,000
                                                                                               -------------------------------------
                                                                                                 16,436,500    9,290,000  25,726,500
                                                                                               -------------------------------------
RETAIL - 2.6%
                                             Blockbuster, Inc.
           11,500,000  8,000,000  19,500,000     9.00%, 09/01/12 (l)                              9,890,000    6,880,000  16,770,000
                                             Dollar General Corp.
            5,500,000  3,250,000   8,750,000     10.63%, 07/15/15 (h) (l)                         5,073,750    2,998,125   8,071,875
                                                                                               -------------------------------------
                                                                                                 14,963,750    9,878,125  24,841,875
                                                                                               -------------------------------------
TELECOMMUNICATIONS - 2.5%
                                             Digicel Group, Ltd.
           12,454,260  6,537,854  18,992,114     9.13%, 01/15/15 PIK (h) (l)                     11,395,648    5,982,136  17,377,784
                                             Grande Communications Holdings, Inc.
                    -  2,000,000   2,000,000     14.00%, 04/01/11                                         -    2,065,000   2,065,000
                                             Intelsat Bermuda, Ltd.
                    -  4,500,000   4,500,000     11.25%, 06/15/16 (h)                                     -    4,657,500   4,657,500
                                                                                               -------------------------------------
                                                                                                 11,395,648   12,704,636  24,100,284
                                                                                               -------------------------------------
TRANSPORTATION - 1.8%
                                             American Tire Distributors Holdings, Inc.
            5,000,000  3,500,000   8,500,000     11.48%, 04/01/12 (g)                             4,875,000    3,412,500   8,287,500
                                             Delphi Corp.
            2,933,000          -   2,933,000     6.55%, 06/15/06 (d)                              1,759,800            -   1,759,800
            7,834,000          -   7,834,000     7.13%, 05/01/29 (d)                              4,817,910            -   4,817,910
            1,200,000    417,000   1,617,000     6.50%, 05/01/09 (d) (l)                            726,000      252,285     978,285
              200,000          -     200,000     6.50%, 08/15/13 (d)                                117,000            -     117,000
                                             Federal-Mogul Corp.
            1,579,000          -   1,579,000     7.50%, 01/15/09 (d)                                      -            -           -
            1,000,000          -   1,000,000     7.75%, 07/01/06 (d)                                      -            -           -
                                             Motor Coach Industries International, Inc.
                    -  1,000,000   1,000,000     11.25%, 05/01/09                                         -      852,500           -
                                             Nordic Telephone Company Holdings
                    -    500,000     500,000     8.88%, 05/01/16 (h)                                      -      515,000           -
                                                                                               -------------------------------------
                                                                                                 12,295,710    5,032,285  17,327,995
                                                                                               -------------------------------------
UTILITIES - 0%
                                             Enron Corp.
            1,000,000          -   1,000,000     6.63%, 11/15/05 (d) (i)                            182,500            -     182,500
                                             USGen New England, Inc.
                    -     56,303      56,303     01/02/15 (d) (h)                                         -            -           -
                                                                                               -------------------------------------
                                                                                                    182,500            -     182,500
                                                                                               -------------------------------------
WIRELESS COMMUNICATIONS - 1.2%
                                             SunCom Wireless Holdings, Inc.
            5,000,000  6,000,000  11,000,000     8.50%, 06/01/13                                  5,200,000    6,240,000  11,440,000

                                                                                               -------------------------------------
                                             TOTAL CORPORATE NOTES AND BONDS                    177,932,892  111,348,211 289,281,103
                                                                                               -------------------------------------

CLAIMS - 0.1%
AEROSPACE - AIRLINES - 0.1%
                                             Delta Airlines, Inc.
              581,794          -     581,794     Delta ALPA Claim, 12/31/10 (d)                      29,334            -      29,334
                                             Northwest Airlines, Inc.
            2,000,000    600,000   2,600,000     ALPA Trade Claim, 08/21/13 (d)                      72,500       21,750      94,250
            3,551,000  1,065,300   4,616,300     Flight Attendant Claim, 08/21/13 (d)               128,724       38,617     167,341
            2,107,500    632,250   2,739,750     IAM Trade Claim, 08/21/13 (d)                       76,397       22,919      99,316
            2,341,500    702,450   3,043,950     Retiree Claim, 08/21/13 (d)                         84,879       25,464     110,343
                                                                                               -------------------------------------

                                             TOTAL CLAIMS                                           391,834      108,750     500,584
                                                                                               -------------------------------------

COMMON STOCKS - 6.9%
AEROSPACE - AIRLINES - 1%
              199,342     91,819     291,161 Delta Air Lines, Inc. (j)                            2,968,198    1,367,183   4,335,381
              253,611    113,554     367,165 Northwest Airlines Corp. (j)                         3,679,896    1,647,676   5,327,572
                                                                                               -------------------------------------
                                                                                                  6,648,094    3,014,858   9,662,952
                                                                                               -------------------------------------
BROADCASTING - 0.4%
              357,343          -     357,343 Gray Television, Inc.                                2,865,891            -   2,865,891
              121,072          -     121,072 Gray Television, Inc., Class A                       1,029,112            -   1,029,112
                    -      1,184       1,184 Time Warner Cable, Inc. (j)                                  -       32,678      32,678
                                                                                               -------------------------------------
                                                                                                  3,895,003       32,678   3,927,681
                                                                                               -------------------------------------

                                                               41


CONSUMER NON-DURABLES - 0%
                    -     24,015      24,015 Outsourcing Services Group, Inc. (b) (j)                     -            -           -
                                                                                               -------------------------------------
DIVERSIFIED MEDIA - 0.1%
                    -     46,601      46,601 American Banknote Corp. (j)                                  -    1,095,124   1,095,124
                                                                                               -------------------------------------
FINANCIAL - 0%
                    -    555,258     555,258 Altiva Financial Corp. (j)                                   -        5,553       5,553
                                                                                               -------------------------------------
FOREST PRODUCTS - CONTAINERS - 0.4%
              563,258          -     563,258 Graphic Packaging Corp. (j)                          2,078,422            -   2,078,422
              100,067          -     100,067 Louisiana-Pacific Corp.                              1,368,917            -   1,368,917
                                                                                               -------------------------------------
                                                                                                  3,447,339            -   3,447,339
                                                                                               -------------------------------------
HOUSING - BUILDING MATERIALS - 0.3%
              150,285          -     150,285 Owens Corning, Inc. (j)                              3,038,755            -   3,038,755
                                                                                               -------------------------------------
HOUSING - REAL ESTATE DEVELOPMENT - 0%
                    8          -           8 Westgate Investments LLC (b)                                 -            -           -
                                                                                               -------------------------------------
INFORMATION TECHNOLOGY - 0%
                    -        303         303 Viatel Holding Bermuda, Ltd. (j)                             -            7           7
                                                                                               -------------------------------------
SERVICE - ENVIRONMENTAL SERVICES - 0.3%
              136,990          -     136,990 Safety-Kleen Systems, Inc. (j)                       2,876,790            -   2,876,790
                                                                                               -------------------------------------
TELECOMMUNICATIONS - 0.5%
              753,981          -     753,981 Communications Corp. of America (b) (j)              5,004,775            -   5,004,775
                    -        232         232 Knology, Inc. (j)                                            -        2,965       2,965
                                                                                               -------------------------------------
                                                                                                  5,004,775        2,965   5,007,740
                                                                                               -------------------------------------
TRANSPORTATION - 0.2%
            1,544,148          -   1,544,148 Delphi Corp. (j)                                       223,901            -     223,901
               58,949          -      58,949 Federal-Mogul Corp., Class A (j)                     1,473,725            -   1,473,725
                                                                                               -------------------------------------
                                                                                                  1,697,626            -   1,697,626
                                                                                               -------------------------------------
UTILITIES - 0.5%
               81,194          -      81,194 Entegra TC LLC                                       2,715,939            -   2,715,939
               59,600          -      59,600 NRG Energy, Inc. (j)                                 2,583,064            -   2,583,064
                                                                                               -------------------------------------
                                                                                                  5,299,003            -   5,299,003
                                                                                               -------------------------------------
WIRELESS COMMUNICATIONS - 3.2%
              225,000    853,905   1,078,905 ICO Global Communications Holding Ltd. (j) (l)         715,500    2,715,418   3,430,918
            1,037,196          -   1,037,196 SunCom Wireless Holdings, Inc., Class A (j)         27,547,926            -  27,547,926
                                                                                               -------------------------------------
                                                                                                 28,263,426    2,715,418  30,978,844
                                                                                               -------------------------------------

                                             TOTAL COMMON STOCKS                                 60,170,811    6,866,602  67,037,413
                                                                                               -------------------------------------

WARRANTS - 0.0%
               20,000          -      20,000 Clearwire Corp., expires 08/15/10 (j)                    3,688            -       3,688
                    -      5,000       5,000 XM Satellite Radio, Inc., expires 03/05/10 (j)               -            -           -
                                                                                               -------------------------------------

                                             TOTAL WARRANTS                                           3,688            -       3,688
                                                                                               -------------------------------------


TOTAL INVESTMENTS - 135.0%                                                                     838,189,541  131,681,117  969,870,658
                                                                                               -------------------------------------

Investments sold short
outstanding as of December 31,
2007:


                                                                                                                         PRO FORMA
                                        PRO FORMA                                                                        COMBINED
  HIGHLAND                               COMBINED                                        HIGHLAND                         HIGHLAND
   CREDIT       PROSPECT STREET          HIGHLAND                                         CREDIT     PROSPECT STREET      CREDIT
 STRATEGIES       HIGH INCOME       CREDIT STRATEGIES                                   STRATEGIES     HIGH INCOME      STRATEGIES
FUND (HCF)     PORTFOLIO (PHY)         FUND (HCF)                                       FUND (HCF)   PORTFOLIO (PHY)    FUND (HCF)
-----------    ----------------     -----------------  ------------------------------   ----------   ---------------    ------------
# OF SHARES       # OF SHARES          # OF SHARES                 SECURITY              VALUE ($)      VALUE ($)        VALUE ($)
-----------    ----------------     -----------------  ------------------------------   ----------   ---------------    ------------
     19,593          -                         19,593  Superior Industries               116,578                -            116,578
                                                       International, Inc.
     51,587          -                         51,587  IndyMac Bancorp, Inc.             937,336                -            937,336
                                                                                                                        ------------
                                                                                                                           1,053,914

Forward foreign currency contracts outstanding as of December 31, 2007 were as follows:

                                                                           PRO FORMA COMBINED
                              HIGHLAND CREDIT      PROSPECT STREET HIGH      HIGHLAND CREDIT
                           STRATEGIES FUND (HCF)  INCOME PORTFOLIO (PHY)  STRATEGIES FUND (HCF)
                          -----------------------------------------------------------------------
 CONTRACTS                   PRINCIPAL AMOUNT       PRINCIPAL AMOUNT        PRINCIPAL AMOUNT
 TO BUY OR                       COVERED                 COVERED                 COVERED
  TO SELL     CURRENCY         BY CONTRACTS           BY CONTRACTS            BY CONTRACTS
---------------------------------------------------------------------------------------------------
Sell          AUD                      4,000,000                       0               4,000,000
Sell          AUD                      5,400,000                       0               5,400,000
Sell          AUD                      2,700,000                       0               2,700,000
Sell          EUR                     11,000,000                       0              11,000,000
Sell          EUR                      4,900,000                       0               4,900,000
Sell          EUR                      5,100,000                       0               5,100,000
Sell          GBP                      4,000,000                       0               4,000,000
Sell          GBP                        500,000                       0                 500,000
Sell          GBP                        500,000                       0                 500,000

                                                             PRO FORMA COMBINED
                HIGHLAND CREDIT      PROSPECT STREET HIGH      HIGHLAND CREDIT
             STRATEGIES FUND (HCF)  INCOME PORTFOLIO (PHY)  STRATEGIES FUND (HCF)
            -----------------------------------------------------------------------
                NET UNREALIZED         NET UNREALIZED          NET UNREALIZED
                APPRECIATION/           APPRECIATION/           APPRECIATION/
EXPIRATION      (DEPRECIATION)         (DEPRECIATION)          (DEPRECIATION)
------------------------------------------------------------------------------------
02/28/2008               ($236,992)                      0               ($236,992)
02/29/2008                -353,149                       0               ($353,149)
03/11/2008                -147,955                       0               ($147,955)
02/04/2008                -940,067                       0               ($940,067)
05/29/2008                 108,967                       0                $108,967
05/30/2008                  54,955                       0                 $54,955
02/07/2008                 169,210                       0                $169,210
05/29/2008                  36,435                       0                 $36,435
05/30/2008                  33,338                       0                 $33,338

(a)    Senior loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. (Unless otherwise identified by Note (f), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2007. Senior loans, while exempt from registration under the Security Act of 1933, as amended (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(b)    Represents fair value as determined in good faith under the direction of the Board.
(c)    Senior Loan Notes have additional unfunded loan commitments.
(d)    The issuer is in default of certain debt covenants. Income is not being accrued.
(e)    All or a portion of this position has not settled. Contract rates do not take effect until settlement date.
(f)    Fixed Rate Senior Loan.
(g)    Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2007.
(h)    Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers.  These securities have been determined by the Adviser to be liquid securities.
(i)    This issuer is under the protection of the U.S. federal bankruptcy court.
(j)    Non-income producing security.
(l)    Securities (or a portion of securities) on loan as of December 31, 2007.
(m)    Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity.



AUD    Australia Dollar
DIP    Debtor in Possession
EUR    Euro Currency
GBP    Great Britian Pound
PIK    Payment in Kind
SEK    Swedish Krona

STATEMENT OF ASSETS AND LIABILITIES

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR HIGHLAND CREDIT STRATEGIES FUND AND PROSPECT STREET HIGH INCOME PORTFOLIO INC. AS OF DECEMBER 31, 2007 (UNAUDITED)

                                                                   PRO FORMA
                                                               INCLUDING RIGHTS                                     PRO FORMA
                                  HIGHLAND                         OFFERING                                         COMBINED
                                   CREDIT    RIGHTS OFFERING   HIGHLAND CREDIT   PROSPECT STREET                 HIGHLAND CREDIT
                                 STRATEGIES     PRO FORMA        STRATEGIES        HIGH INCOME     PRO FORMA       STRATEGIES
                                 FUND (HCF)    ADJUSTMENTS        FUND (HCF)     PORTFOLIO (PHY)  ADJUSTMENTS      FUND (HCF)
                                 ----------  ---------------   ----------------  ---------------  ------------   ---------------
Assets:
  Investments, at value         838,189,541                        838,189,541      131,681,117                      969,870,658
  Cash                            2,837,166    143,563,458[3]      146,400,624        3,954,306                      150,354,930
  Restricted Cash                39,261,591                         39,261,591              -                         39,261,591
  Net unrealized appreciation
   on forward currency
   contracts                        402,905                            402,905              -                            402,905
  Receivable for:                                                                                                            -
     Investments Sold            22,028,985                         22,028,985        2,180,241                       24,209,226
    Swap agreements               1,054,833                          1,054,833              -                          1,054,833
    Dividends and interest
     receivables                 13,150,972                         13,150,972        2,526,024                       15,676,996
   Other assets                      41,483                             41,483           80,287                          121,770
                               ------------- --------------     ---------------    -------------   -----------     --------------
      Total assets              916,967,476    143,563,458       1,060,530,934      140,421,974           -        1,200,952,908
                               ------------- --------------     ---------------    -------------   -----------     --------------

LIABILITIES:
  Note payable                  248,000,000                        248,000,000              -       40,000,000       288,000,000
  Securities sold short, at
   value                          1,053,914                          1,053,914              -                          1,053,914
  Net discount and unrealized
   depreciation on unfunded
   transactions                   1,556,736                          1,556,736              -                          1,556,736
  Net unrealized depreciation
   on forward currency
   contracts                      1,678,163                          1,678,163              -                          1,678,163
  Net unrealized depreciation
   on credit default swaps           29,158                             29,158              -                             29,158
  Net unrealized depreciation
   on total return swaps          6,341,169                          6,341,169              -                          6,341,169
  Payables for:                                                                                                              -
     Distributions                5,178,082                          5,178,082              -                          5,178,082
     Investments purchased       29,734,707                         29,734,707        3,841,806                       33,576,513
     Investment advisory fee
      payable                       748,663                            748,663           76,695                          825,358
     Preferred dividend
      payable                             -                                  -           34,262                           34,262
    Administration fee              149,733                            149,733            6,482                          156,215
    Interest Expense              1,278,012                          1,278,012              -                          1,278,012
    Accrued expenses and
     other liabilities              140,978                            140,978          105,414        561,950[1]        808,342
                               -------------  -------------     ---------------   --------------   -----------     --------------
      Total liabilities         295,889,315              -         295,889,315        4,064,658     40,561,950       340,515,923
                               =============  =============     ===============   ==============   ===========     ==============

AUCTION RATE PREFERRED STOCK              -              -                   -       40,000,000[4] (40,000,000)              -

NET ASSETS APPLICABLE TO
 COMMON SHARES:                 621,078,161                        764,641,619       96,357,317       (561,950)      860,436,986

COMPOSITION OF NET ASSETS:
  Par value of common shares         34,521         11,536[3]           46,057          926,241       (920,438)           51,860
  Paid-in capital in excess
   of par value of common
   shares                       657,755,847    143,551,922[3]      801,307,769      116,809,414        920,438       919,037,621
  Undistributed net
   investment income              7,645,585                          7,645,585        1,935,367       (561,950)[1]     9,019,002
  Accumulated net realized
   gain/(loss) from
   investments, swaps and
   foreign currency
   transactions                  10,712,407                         10,712,407           16,912                       10,729,319
  Net unrealized
   appreciation/
   (depreciation) on
   investments, unfunded
   transactions, short
   positions,                                                                                                                -
   forward currency
   contracts, swaps and
   translation of assets
   and liabilities
   denominated                                                                                                               -
   in foreign currency          (55,070,199)                       (55,070,199)     (23,330,617)                     (78,400,816)
                               -------------  -------------     ---------------     -----------    -----------     -------------
NET ASSETS APPLICABLE TO
 COMMON SHARES                  621,078,161    143,563,458         764,641,619       96,357,317       (561,950)[1]   860,436,986
                               =============  =============     ===============     ===========    ===========     =============

COMMON SHARES
    Net Assets                  621,078,161                        764,641,619       96,357,317                      860,436,986
    Shares outstanding
    (unlimited
    authorization)               34,520,550                         46,056,165       30,874,699    (25,070,395)[2]    51,860,469
    Net asset value per
    share (net assets/
    shares outstanding)               17.99                              16.60             3.12                            16.59


[1] Reflects adjustments for estimated reorganization expenses of $561,950.
[2] Reflects adjustments to the number of shares outstanding due to the reorganization
[3] Reflects the proceeds received from the rights offering that closed on January 28, 2008
[4] Auction Rate Preferred Stock (1,000,000 shares authorized, and 1,600 shares issued at $25,000 per share)
See Notes to Pro Forma Combined Financial Statements

STATEMENT OF OPERATIONS

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR HIGHLAND CREDIT
STRATEGIES FUND AND PROSPECT STREET HIGH INCOME PORTFOLIO INC.
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

                                                                  PRO FORMA
                                                              INCLUDING RIGHTS                                      PRO FORMA
                                 HIGHLAND                         OFFERING                                           COMBINED
                                  CREDIT     RIGHTS OFFERING   HIGHLAND CREDIT   PROSPECT STREET                  HIGHLAND CREDIT
                                STRATEGIES      PRO FORMA        STRATEGIES        HIGH INCOME      PRO FORMA       STRATEGIES
                                FUND (HCF)    ADJUSTMENTS(f)     FUND (HCF)      PORTFOLIO (PHY)   ADJUSTMENTS      FUND (HCF)
                                ----------   ---------------  ----------------   ---------------   ------------   ---------------
INVESTMENT INCOME:
 Interest                       85,031,062                          85,031,062        12,132,742           -           97,163,804
 Accretion of bond discount             -                                   -            678,083                          678,083
 Dividends                       1,826,564                           1,826,564                -            -            1,826,564
 Securities lending income           7,479                               7,479           163,872           -              171,351
                                ----------   --------------   ----------------   ---------------   ------------   ---------------
   Total investment income      86,865,105               -          86,865,105        12,974,697           -           99,839,802
                                ----------   --------------   ----------------   ---------------   ------------   ---------------

EXPENSES:
  Investment advisory fees       9,368,976        1,967,689         11,336,665           947,447        501,770(b)     12,785,882
 Administration fees             1,873,796          393,538          2,267,334            33,406(a)     289,884(b)      2,509,624
 Accounting service fees           449,908           38,470            488,378            33,406(a)      (6,846)(c)       514,938
 Transfer agent fees                34,147               -              34,147            29,371        (29,371)(c)        34,147
 Professional fees                 332,701               -             332,701            64,245        (64,245)(c)       332,701
 Trustees' fees                     32,295               -              32,295            46,036        (46,036)(c)        32,295
 Custodian fees                    118,582           24,905            143,487            13,640              -           157,127
 Registration fees                  37,005               -              37,005            29,746        (29,746)(c)        37,005
 Preferred shares broker
  expense                               -                -                  -            102,437       (102,437)(d)            -
 Reports to shareholders           113,710           23,882            137,592            40,216        (22,627)(c)       155,181
 Other Expenses                    413,714           19,696            433,410            82,223        (72,909)(c)       442,724
                               -----------   --------------   ----------------   ---------------   ------------    --------------
    NET OPERATING EXPENSES      12,774,834        2,468,180         15,243,014         1,422,173        417,437        17,082,624
                               -----------   --------------   ----------------   ---------------   ------------    --------------
 Interest Expense               14,759,102                          14,759,102            14,204      2,331,990(g)     17,105,297
 Dividends on securities
  sold short                       226,480                             226,480                -              -            226,480
                               -----------   --------------   ----------------   ---------------   ------------    --------------
    TOTAL EXPENSES              27,760,416        2,468,180         30,228,596         1,436,377      2,749,427        34,414,401
                               -----------   --------------   ----------------   ---------------   ------------    --------------
 Less:  Fee waiver                      -               -                   -                 -        (791,654)(e)      (791,654)
                               -----------   --------------   ----------------   ---------------   ------------    --------------
    NET EXPENSE                 27,760,416        2,468,180         30,228,596         1,436,377      1,957,773        33,622,747
                               -----------   --------------   ----------------   ---------------   ------------    --------------
    NET INVESTMENT INCOME       59,104,689       (2,468,180)        56,636,509        11,538,320     (1,957,773)       66,217,055
                               -----------   --------------   ----------------   ---------------   ------------    --------------

NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss)
   on investments               17,716,313                          17,716,313         3,680,385                       21,396,698
  Net realized gain/(loss)
   on swaps                        877,812                             877,812                -                           877,812
  Net realized gain/(loss)
   on foreign currency
   transactions                   (988,007)                           (988,007)           76,789                         (911,218)
  Net change in unrealized
   appreciation/
   (depreciation) on
   investments                 (72,891,311)                        (72,891,311)      (14,923,803)                     (87,815,114)
  Net change in unrealized
   appreciation/
  (depreciation) on
  unfunded transactions         (1,205,082)                         (1,205,082)               -                        (1,205,082)
  Net change in unrealized
   appreciation/
  (depreciation) on short
  positions                        324,633                             324,633                -                           324,633
  Net change in unrealized
   appreciation/
   (depreciation) on
   forward currency
   contracts                    (1,275,258)                         (1,275,258)               -                        (1,275,258)
  Net change in unrealized
   appreciation/
   (depreciation) on swaps      (6,370,327)                         (6,370,327)               -                        (6,370,327)
  Net change in unrealized
   appreciation/
   (depreciation) on
   translation of assets
   and                                                                                        -
   liabilities denominated
    in foreign currency            (55,214)                            (55,214)           73,767                           18,553
                               -----------   --------------   ----------------   ---------------   ------------    --------------
    NET REALIZED AND
    UNREALIZED GAIN/(LOSS)
    ON INVESTMENTS             (63,866,441)             -          (63,866,441)      (11,092,863)            -        (74,959,304)

 Distributions to Preferred
  Shareholders                          -               -                   -         (2,149,833)     2,149,833(d)             -
    NET (DECREASE)/INCREASE
    IN NET ASSETS, APPLICABLE
    TO COMMON SHAREHOLDERS,
    FROM OPERATIONS             (4,761,752)      (2,468,180)        (7,229,932)       (1,704,376)       192,060        (8,742,248)


See Notes to Pro Forma Combined Financial Statements

(a) On historical financial statements the administration fee has included both accounting and administrative services payable to third party service providers.

(b) Reflects the increase in the advisory fee due to the higher advisory fee of HCF relative to PHY and a higher administration fee for HCF relative to PHY.

(c) Reflects the elimination of duplicative expenses and economies of scale due to the proposed merger.

(d) Reflects the redemption of the preferred shares outstanding prior to the reorganization and thus elimination of related expenses.

(e) Reflects the contractual fee waiver implemented upon shareholder approval of the reorganization.

(f) Reflects adjustments due to proceeds received from the rights offering that closed on January 28, 2008.

(g) Reflects adjustments due to incurring interest expense via a credit facility versus distributions to preferred shares.

             PROSPECT STREET HIGH INCOME PORTFOLIO INC. MERGER WITH
                    AND INTO HIGHLAND CREDIT STRATEGIES FUND

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION:

         The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, the Pro Forma Combined Schedule of Investments at December 31, 2007 and the related Pro Forma Combined Statement of Operations ("Pro Forma Statements") for the twelve months ended December 31, 2007, reflect the accounts of Prospect Street High Income Portfolio Inc. ("Acquired Fund") and Highland Credit Strategies Fund ("Acquiring Fund"), each a "Fund." Following the reorganization, Highland Credit Strategies Fund will be the accounting survivor. The Pro Forma Statements assume the preferred shares of the Acquired Fund were redeemed prior the reorganization and a corresponding amount was borrowed under the credit facility of the Acquiring Fund. For the Acquiring Fund an adjustment has been made to the Pro Forma Statements to reflect the proceeds received from the rights offering that closed on January 28, 2008.

         Under the terms of the Agreement and Plan of Reorganization, the Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, stockholders of the Acquired Fund will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Acquired Fund will recognize no gain or loss as a result of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization. However, stockholders of the Acquired Fund may recognize gain or loss with respect to cash such holders receive pursuant to the Agreement and Plan of Reorganization in lieu of fractional shares. The reorganization would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on December 31, 2007. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended December 31, 2007 as if the merger occurred on January 1, 2007. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are October 31 for the Prospect Street High Income Portfolio Inc. and December 31 for the Highland Credit Strategies Fund. The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

2. USE OF ESTIMATES:
         The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT VALUATION:
         In computing the Fund's net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund's net asset value), such securities are valued at their fair value, as determined by Highland Capital Management, L.P. in good faith in accordance with procedures approved by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4 PM London Time Spot Rate.

4. CAPITAL SHARES:
         The unaudited pro forma net asset values per share assumes additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of December 31, 2007. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

5. PRO FORMA OPERATIONS:
         In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund's combined level of average net assets for the twelve months ended December 31, 2007.

6. FEDERAL INCOME TAXES:

         It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

   Standard & Poor's--A brief description of the applicable rating symbols of Standard & Poor's and their meanings (as published by Standard & Poor's) follows:

ISSUE CREDIT RATING DEFINITIONS

   A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper, are considered  short-term.  Short-term  ratings  are  also  used  to  indicate  the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

   Issue credit ratings are based, in varying degrees, on the following considerations:

   o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

   o Nature of and provisions of the obligation; and

   o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

   An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

   An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

   An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

   An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

   Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

   An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

   An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

   An obligation rated "CC" is currently highly vulnerable to nonpayment.

C

   A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

   An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (--)

   The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (--) sign to show relative standing within the major rating categories.

NR

   This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

   A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

   A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

   A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

   A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

   A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

   A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

   A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

   A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

   A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

i

   This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

   Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

P

   This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

   Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

   The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

PRELIMINARY

   Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

   o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor `s reserves the right not to issue a final rating.

   o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

   This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

   This symbol indicated continuance of the ratings is contingent upon Standard & Poor `s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

   This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

   A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

   The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

   MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM OBLIGATION RATINGS

   Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

Aaa

   Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

   Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

   Obligations rated A are considered upper medium-grade and are subject to low credit risk.

Baa

   Obligations  rated  Baa  are  subject  to  moderate  credit  risk.  They  are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

Ba

   Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

   Obligations rated B are considered speculative and are subject to high credit risk.

Caa

   Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

   Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

   Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

   NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM-TERM NOTE RATINGS

   Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

   o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

   o Notes allowing for negative coupons, or negative principal

   o Notes containing any provision that could obligate the investor to make any additional payments

   o Notes containing provisions that subordinate the claim.

   For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

   For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

   Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM RATINGS:

   Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

   Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

   Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

   Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

   NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

                                   APPENDIX B

                        HIGHLAND CAPITAL MANAGEMENT, L.P.
                               PROXY VOTING POLICY

1.       Application; General Principles

         1.1 This proxy voting policy (the "Policy") applies to securities held in Client accounts as to which the above-captioned investment adviser (the "Company") has voting authority, directly or indirectly. Indirect voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

         1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client's best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.       Voting; Procedures

         2.1 MONITORING. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.

         2.2  Voting.

              2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.

              2.2.2 If a proxy relates to a security held in a registered investment company or business development company ("Retail Fund") portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund's Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.

         2.3 CONFLICTS OF INTEREST. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company's Compliance Department prior to causing the proxy to be voted.

              2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund's Board of Directors. The Company's determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.

              2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products ("Non-Retail Funds"), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

         2.4 NON-VOTES. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client's overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

         2.5 RECORDKEEPING. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.

         2.6 CERTIFICATION. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.

3.       Conflicts of Interest

         3.1  Voting  the   securities   of  an  issuer   where  the   following
relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

              3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company's annual revenues.

              3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company's next two full fiscal years.

              3.1.3 The issuer is an entity in which a "Covered Person" (as defined in the Retail Funds' and the Company's Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

              3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative(1) of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years;
          provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

              3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

              3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.

              3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

              3.1.8 Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.

--------------
(1) For the purposes of this Policy, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

         3.2 Notwithstanding the foregoing,  a conflict of interest described in
Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

              3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

              3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4. Recordkeeping and Retention

         4.1 The Company shall retain records relating to the voting of proxies, including:

              4.1.1 Copies of this Policy and any amendments thereto.

              4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.

              4.1.3 Records of each vote cast by the Company on behalf of Clients.

              4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

              4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.


         4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

         4.3 The Company may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

         4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds' Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.


Revised:  February 22, 2007

PROSPECT STREET(R)
HIGH INCOME PORTFOLIO INC.




Using a BLACK INK pen, mark your votes with an X as shown in this example.   /x/
Please do not write outside the designated areas.



-------------------------------------------------------------------------------
ANNUAL  MEETING PROXY CARD                                         COMMON SHARES
-------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
A. PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND FOR THE NOMINEE LISTED.

         1. To approve an Agreement and Plan          FOR     AGAINST    ABSTAIN
            of Reorganization between Prospect        / /      / /          / /
            Street High Income Portfolio Inc.
            and Highland Credit Strategies
            Fund, as more fully described in
            the proxy statement.

         2.   Nominee:                                FOR     WITHHOLD
               01 - Mr. Scott F. Kavanaugh            / /      / /

         3. In their discretion, on such matters as may properly come before the Annual Meeting and any adjournment thereof.


B.   NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.                COMMENTS -- Please print your comments below.
---------------------------------------------------------------     ----------------------------------------------------
---------------------------------------------------------------     ----------------------------------------------------




C. AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.


Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep                Signature 2 -- Please keep
date below.                                signature within the box.                 signature within the box.
------------------------------------       ----------------------------------        ---------------------------------

               /     /
------------------------------------       ----------------------------------        ---------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROXY -- PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.
--------------------------------------------------------------------------------

ANNUAL MEETING OF STOCKHOLDERS -- JUNE 6, 2008
COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


The undersigned holder of shares of Common Stock of Prospect Street(R) High Income Portfolio Inc., a Maryland corporation ("PHY"), hereby appoints Mark K. Okada, Michael Colvin and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of PHY to be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the "Annual Meeting"), and thereat to vote all Common Stock of PHY which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.



THIS PROXY IS SOLICITED BY PHY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT AND PROSPECTUS IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROSPECT STREET(R)
HIGH INCOME PORTFOLIO INC.







Using a BLACK INK pen, mark your votes with an X as shown in this example.   /x/
Please do not write outside the designated areas.



-------------------------------------------------------------------------------
ANNUAL  MEETING PROXY CARD                                      PREFERRED SHARES
-------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


A. PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND FOR THE NOMINEE LISTED.

         1. To approve an Agreement and Plan          FOR     AGAINST    ABSTAIN
            of Reorganization between Prospect        / /      / /         / /
            Street High Income Portfolio Inc.
            and Highland Credit Strategies
            Fund, as more fully described in
            the proxy statement.

         2.   Nominee:                                FOR     WITHHOLD
               01 - Mr. Timothy K. Hui                / /      / /

         3. In their discretion, on such matters as may properly come before the Annual Meeting and any adjournment thereof.


B.   NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.                COMMENTS -- Please print your comments below.
---------------------------------------------------------------     ----------------------------------------------------
---------------------------------------------------------------     ----------------------------------------------------




C. AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.


Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep                Signature 2 -- Please keep
date below.                                signature within the box.                 signature within the box.
------------------------------------       ----------------------------------        ---------------------------------

               /     /
------------------------------------       ----------------------------------        ---------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROXY -- PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.
--------------------------------------------------------------------------------

ANNUAL MEETING OF STOCKHOLDERS -- JUNE 6, 2008
PREFERRED STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of Prospect Street(R) High Income Portfolio Inc., a Maryland corporation ("PHY"), hereby appoints Mark K. Okada, Michael Colvin and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of PHY to be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the "Annual Meeting"), and thereat to vote all Preferred Shares of PHY which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.



THIS PROXY IS SOLICITED BY PHY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT AND PROSPECTUS IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROSPECT STREET(R) INCOME
SHARES INC.




Using a BLACK INK pen, mark your votes with an X as shown in this example.   /x/
Please do not write outside the designated areas.



-------------------------------------------------------------------------------
ANNUAL  MEETING PROXY CARD                                         COMMON SHARES
-------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


A. PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND FOR THE NOMINEE LISTED.

         1. To approve an Agreement and Plan          FOR     AGAINST    ABSTAIN
            of Reorganization between Prospect        / /      / /          / /
            Street Income Shares Inc.
            and Highland Credit Strategies
            Fund, as more fully described in
            the proxy statement.

         2.   Nominee:                                FOR     WITHHOLD
               01 - Mr. R. Joseph Dougherty           / /      / /

         3. In their discretion, on such matters as may properly come before the Annual Meeting and any adjournment thereof.


B.   NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.                COMMENTS -- Please print your comments below.
---------------------------------------------------------------     ----------------------------------------------------
---------------------------------------------------------------     ----------------------------------------------------




C. AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.


Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep                Signature 2 -- Please keep
date below.                                signature within the box.                 signature within the box.
------------------------------------       ----------------------------------        ---------------------------------

               / /
------------------------------------       ----------------------------------        ---------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROXY -- PROSPECT STREET(R) INCOME SHARES INC.
--------------------------------------------------------------------------------

ANNUAL MEETING OF STOCKHOLDERS -- JUNE 6, 2008
COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Prospect Street(R) Income Shares Inc., a Maryland corporation ("CNN"), hereby appoints Mark K. Okada, Michael Colvin and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of CNN to be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the "Annual Meeting"), and thereat to vote all Common Stock of CNN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.



THIS PROXY IS SOLICITED BY CNN'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT AND PROSPECTUS IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROSPECT STREET(R) INCOME
SHARES INC.



Using a BLACK INK pen, mark your votes with an X as shown in this example.   /x/
Please do not write outside the designated areas.



-------------------------------------------------------------------------------
ANNUAL  MEETING PROXY CARD                                    PREFERRED SHARES
-------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


A. PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND FOR THE NOMINEE LISTED.

         1. To approve an Agreement and Plan          FOR     AGAINST    ABSTAIN
            of Reorganization between Prospect        / /      / /         / /
            Street Income Shares Inc.
            and Highland Credit Strategies
            Fund, as more fully described in
            the proxy statement.

         2.   Nominee:                                FOR     WITHHOLD
               01 - Mr. R. Joseph Dougherty           / /      / /

         3. In their discretion, on such matters as may properly come before the Annual Meeting and any adjournment thereof.


B.   NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.                COMMENTS -- Please print your comments below.
---------------------------------------------------------------     ----------------------------------------------------
---------------------------------------------------------------     ----------------------------------------------------




C. AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.


Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep                Signature 2 -- Please keep
date below.                                signature within the box.                 signature within the box.
------------------------------------       ----------------------------------        ---------------------------------

               /     /
------------------------------------       ----------------------------------        ---------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROXY -- PROSPECT STREET(R) INCOME SHARES INC.
--------------------------------------------------------------------------------

ANNUAL MEETING OF STOCKHOLDERS -- JUNE 6, 2008
PREFERRED STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


The undersigned holder of shares of Preferred Stock of Prospect Street(R) Income Shares Inc., a Maryland corporation ("CNN"), hereby appoints Mark K. Okada, Michael Colvin and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of CNN to be held at Galleria Tower I, 13355 Noel Road, Suite 275 - The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the "Annual Meeting"), and thereat to vote all Preferred Shares of CNN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.



THIS PROXY IS SOLICITED BY CNN'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT AND PROSPECTUS IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.